UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
Venus Concept Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VENUS CONCEPT INC.
235 Yorkland Blvd. Suite 900
Toronto, Ontario M2J 4Y8

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 25, 2025
To the Stockholders of Venus Concept Inc.:
NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Stockholders (the “Annual Meeting”) of Venus Concept Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 25, 2025, at 8:00 a.m. Eastern Daylight Time. This year’s Annual Meeting will be held entirely online to allow greater participation and improved communication. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/VERO2025 where you will be able to listen to the meeting live, submit questions and vote. The Annual Meeting will be held for the following purposes:
1.	To elect three directors to hold office until the 2028 annual meeting of stockholders or until their successors are elected and qualified;
2.
To ratify the selection, by the audit committee of the Company’s board of directors (the “Board”), of MNP LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025;

3.
To approve, for purposes of Nasdaq Listing Rule 5635(b), the issuance of up to 10,544,354 shares of common stock of the Company upon conversion of the 1,159,880 shares of Series Y Convertible Preferred Stock (“Series Y Preferred Stock”) issued by the Company on May 24, 2024, September 26, 2024 and March 31, 2025 (the proposal being, the “Series Y Preferred Stock Proposal”).

4.
To approve, for purposes of Nasdaq Listing Rule 5635(b), the issuance of up to 271,819 shares of common stock of the Company upon the conversion of the 298,997 shares of Series X Convertible Preferred Stock (“Series X Preferred Stock”) issued by the Company on October 4, 2023 and quarterly thereafter in satisfaction of accrued interest (the proposal being, the “Series X Preferred Stock Proposal”);

5.
To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of up to 381,981 shares of common stock of the Company upon the conversion of the 1,575,810 shares of Senior Convertible Preferred Stock (“Senior Preferred Stock”) issued by the Company on May 15, 2023, July 12, 2023, September 8, 2023 and October 20, 2023 (the proposal being, the “Senior Preferred Stock Proposal”);

6.
To approve, for purposes of Nasdaq Listing Rule 5635(b), the issuance of up to 64,454 shares of common stock of the Company upon the conversion of the Convertible Promissory Note issued by the Company on October 4, 2023, as amended (the “October 2023 Convertible Note”) (the proposal being, the “October 2023 Convertible Note Proposal”); and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock or a series of voting preferred stock at the close of business on April 28, 2025 (the “Record Date”) can vote at this Annual Meeting or any adjournments that take place.
The Board recommends that you vote:
FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement.
FOR the ratification of the appointment of MNP LLP, as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement.
FOR the approval of the issuance of up to 10,544,354 shares of common stock upon conversion of the Series Y Preferred Stock, as described in Proposal No. 3 of the Proxy Statement;
FOR the approval of the issuance of up to 271,819 shares of common stock upon conversion of the Series X Preferred Stock, as described in Proposal No. 4 of the Proxy Statement;

FOR the approval of the issuance of up to 381,981 shares of common stock upon conversion of the Senior Preferred Stock, as described in Proposal No. 5 of the Proxy Statement;
FOR the approval of the issuance of up to 64,454 shares of common stock upon conversion of the October 2023 Convertible Note, as described in Proposal No. 6 of the Proxy Statement.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2024, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, IT IS LIKELY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

Rajiv De Silva
Chief Executive Officer

Toronto, Ontario
April 30, 2025

i

PROXY STATEMENT FOR THE 2025 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
JUNE 25, 2025
INFORMATION ABOUT THE PROXY PROCESS AND VOTING
We have sent you this Proxy Statement and the enclosed Proxy Card because the board of directors (the “Board”) of Venus Concept Inc. (referred to herein as the “Company,” “Venus Concept,” “we,” “us” or “our”) is soliciting your proxy to vote at our 2025 Annual and Special Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 25, 2025, at 8:00 a.m. Eastern Daylight Time. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/VERO2025, where you will be able to listen to the meeting live, submit questions and vote online.
•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report to stockholders for the year ended December 31, 2024 (the “Annual Report”), over the internet in lieu of mailing printed copies. We will begin mailing the Notice of Internet Availability to our stockholders of record as of the Record Date for the first time on or about April 30, 2025. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Annual Report so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Annual Report is also available in the “About Us – Investor Relations” section of our website at http://ir.venusconcept.com.
The only outstanding voting securities of Venus Concept Inc. are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were 1,424,403 shares outstanding as of the Record Date (representing an aggregate of 1,424,403 votes), and shares of several series of voting preferred stock, $0.0001 par value per share (the “preferred stock” and together with the common stock, “shares”), of which there were 3,709,807 shares outstanding as of the Record Date (representing an aggregate of 479,212 votes, after excluding votes that are not entitled to be cast at the Annual Meeting under Nasdaq rules). The holders of a majority in voting power of the shares of common stock and preferred stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum which is required to hold the Annual Meeting.
Why am I receiving these materials?
We have made this Proxy Statement and Proxy Card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements thereof. You are invited to attend the Annual Meeting online; however, you are not required to attend the Annual Meeting in order to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.
This Proxy Statement, the Notice of Internet Availability of Proxy Materials, the Notice of Annual Meeting and accompanying Proxy Card were first made available for access by our stockholders on or about April 30, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?
Only holders of record of common stock and preferred stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,424,403 shares of common stock issued and outstanding and entitled to vote (representing an aggregate of 1,424,403 votes) and 3,709,807 shares of several series of voting preferred stock issued and outstanding and entitled to vote (representing an aggregate of 479,212 votes, after excluding votes that are not entitled to be cast at the Annual Meeting under Nasdaq rules).
Notwithstanding the above, under Nasdaq rules and regulations:
•
with respect to all proposals to be considered at the Annual Meeting, the aggregate voting power of Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP is limited to a number of votes equal to 19.99% of the aggregate voting power of all stockholders immediately after the issuance of the Series X Preferred Stock on October 4, 2023;

•	with respect to Proposal No. 4 (Series X Preferred Stock Proposal), the Series X Preferred Stock is prohibited from voting; and
•	with respect to Proposal No. 5 (Senior Preferred Stock Proposal), the Senior Preferred Stock is prohibited from voting.
Common Stockholder of Record: Shares of Common Stock Registered in Your Name
If, on the Record Date, your shares of common stock were registered directly in your name with the transfer agent for our common stock, Computershare Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.
What am I being asked to vote on?
You are being asked to vote on six proposals:
•	Proposal No. 1 — the election of three Class II directors to hold office until our 2028 annual meeting of stockholders;
•	Proposal No. 2 — the ratification of the selection, by the audit committee of our Board, of MNP LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•	Proposal No. 3 — the approval of the issuance of up to 10,544,354 shares of common stock of the Company upon the conversion of the 1,159,880 shares of Series Y Preferred Stock;
•	Proposal No. 4 — the approval of the issuance of up to 271,819 shares of common stock of the Company upon the conversion of the 298,997 shares of Series X Preferred Stock;
•	Proposal No. 5 — the approval of the issuance of up to 381,981 shares of common stock of the Company upon the conversion of the 1,575,810 shares of Senior Preferred Stock;
•	Proposal No. 6 — the approval of the issuance of up to 64,454 shares of common stock of the Company upon the conversion of the October 2023 Convertible Note.
In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How do I attend the Virtual Annual Meeting?
This year’s Annual Meeting will be held entirely online to allow greater participation and improved communication and provide cost savings for our stockholders and the Company. Stockholders of record as of April 28, 2025 will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/VERO2025. To join the Annual Meeting, you will need to have your 16-digit control number which is included on your Notice of Internet Availability of Proxy Materials and your Proxy Card.
How do I vote?
•	For Proposal No. 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify.
•	For Proposal No. 2, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal No. 3, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal No. 4, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal No. 5, you may either vote “For”, or “Against”, or abstain from voting
•	For Proposal No. 6, you may either vote “For”, or “Against”, or abstain from voting.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a holder of record of common stock or preferred stock, you may vote at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.
•	To vote at the Annual Meeting, attend the Annual Meeting online and follow the instructions posted at www.virtualshareholdermeeting.com/VERO2025.
•
To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

•	To vote by proxy over the internet, follow the instructions provided on the Notice of Internet Availability of Proxy Materials.
•	To vote by telephone, you may vote by proxy by calling the toll-free number found on the Notice of Internet Availability of Proxy Materials.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.

Who counts the votes?
Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes (the “Inspector of Election”). If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.
How are votes counted?
Votes will be counted by the Inspector of Election appointed for the Annual Meeting. The Inspector of Election will separately count “For” and, with respect to Proposals Nos. 2, 3, 4, 5, and 6, “Against” votes, abstentions and broker non-votes. With respect to Proposal No. 1 — the election of directors, the Inspector of Election will count the number of “Withheld” votes received for each of the nominees. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
Holders of common stock and voting preferred stock will vote together as a single class.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Which ballot measures are considered “routine” or “non-routine?”
The election of directors (Proposal No. 1), the Series Y Preferred Stock Proposal (Proposal No. 3), the Series X Preferred Stock Proposal (Proposal No. 4), the Senior Preferred Stock Proposal (Proposal No. 5) and the October 2023 Convertible Note Proposal (Proposal No. 6) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1, Proposal No. 3, Proposal No. 4, Proposal No. 5, and/or Proposal No. 6. The ratification of the appointment of MNP LLP as our independent registered public accounting firm (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters without instructions.
How many votes are needed to approve each proposal?
With respect to Proposal No. 1, directors are elected by a plurality of the votes of the holders of shares of common stock and preferred stock, voting together as a single class, present in person or represented by proxy and entitled to vote on the election of directors and therefore, the two nominees receiving the highest number of “For” votes will be elected. With respect to the election of directors, you may vote “For” or “Withhold” authority to vote for each of the nominees for the Board. If you “Withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the director nominees.
With respect to Proposal No. 2, the affirmative vote of the majority of votes cast (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on, the vote for this proposal. This is a routine proposal and therefore we do not expect any broker non-votes.

With respect to Proposal No. 3, the affirmative vote of the majority of votes cast (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the outcome of this proposal.
With respect to Proposal No. 4, the affirmative vote of the majority of votes cast (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the outcome of this proposal.
With respect to Proposal No. 5, the affirmative vote of the majority of votes cast (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the outcome of this proposal.
With respect to Proposal No. 6, the affirmative vote of the majority of votes cast (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the outcome of this proposal.
How many votes do I have?
Holders of common stock have one vote for each share of common stock owned as of the Record Date.
Holders of Series X Preferred Stock have 0.6329 votes for each share of Series X Preferred Stock owned as of the Record Date; provided, however, that the Series X Preferred Stock is not entitled to vote on the Series X Preferred Stock Proposal under Nasdaq rules and regulations.
Holders of Senior Preferred Stock have 0.1134 votes for each share of Senior Preferred Stock owned as of the Record Date; provided, however, that the Senior Preferred Stock is not entitled to vote on the Senior Preferred Stock Proposal under Nasdaq rules and regulations.
Holders of Junior Preferred Stock have 0.06 votes for each share of Junior Preferred Stock owned as of the Record Date.
What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the three nominees for director, “For” the issuance of shares of common stock upon the conversion of Series Y Preferred Stock, “For” the issuance of shares of common stock upon the conversion of Series X Preferred Stock, “For” the issuance of shares of common stock upon the conversion of Senior Preferred Stock, “For” the issuance of shares of common stock upon conversion of the October 2023 Convertible Note and “For” the ratification of the appointment of MNP LLP as our independent registered public accounting firm,. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials which are available on the internet or mailed to you, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy with a later date.
•	You may send a written notice that you are revoking your proxy to our Chief Legal Officer at 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8.
•	You may attend the Annual Meeting online and vote by following the instructions at www.proxyvote.com. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 31, 2025, to our Chief Legal Officer at 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8; provided that if the date of the annual meeting is more than 30 days from June 25, 2026, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting.
Pursuant to the bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above or to nominate a director, you must do so between February 25, 2026 and March 27, 2026; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after June 25, 2026, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A copy of the full text of the provisions of our bylaws dealing with stockholder nominations and proposals will be made available to stockholders from Venus Concept’s Corporate Secretary upon written request.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock and voting preferred stock issued and outstanding, voting together as a single class, and entitled to vote are present in person, or by remote communication, or represented by proxy at the Annual Meeting. On the Record Date, there were 1,424,403 shares of common stock issued and outstanding and entitled to vote (representing an aggregate of 1,424,403 votes) and 3,709,807 shares of voting preferred stock issued and outstanding and entitled to vote (representing an aggregate of 479,212 votes, after excluding votes that are not entitled to be cast at the Annual Meeting under Nasdaq rules). Accordingly, 951,808 votes must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum (see “How many votes do I have?” above).
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, by remote communication or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.
As of the Annual Meeting, the Board consists of seven seated directors, divided into the three following classes:
•	Class II directors: Louise Lacchin, Anthony Natale, M.D. and Stanley Tyler Hollmig, M.D., whose current terms expire at the Annual Meeting;
•	Class III directors: Scott Barry and Fritz LaPorte, whose current terms will expire at the annual meeting of stockholders to be held in 2026; and
•	Class I directors: Rajiv De Silva and Keith Sullivan, whose current terms will expire at the annual meeting of stockholders to be held in 2027.
At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders, or until such director’s earlier death, resignation or removal.
Ms. Lacchin, Dr. Natale and Dr. Hollmig have each been nominated to serve as Class II directors and have each elected to stand for re-election. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until his successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.
In accordance with our bylaws, directors are elected by a plurality of the votes of the holders of shares of common stock and preferred stock, voting together as a single class, present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected as Class II directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. Proxies cannot be voted for a greater number of persons than the three nominees named in this Proxy Statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we will propose. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
The following table sets forth, for the Class II nominees (who are currently standing for re-election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of April 28, 2025 and position/office held within the Company:

Name	Age	Position/Office Held With the Company	Director Since
Class II Directors whose terms expire at the 2025 Annual Meeting of Stockholders
Louise Lacchin(1)(2)	67	Director	2019
Anthony Natale, M.D.(1)(3)	52	Director	2019
Stanley Tyler Hollmig, M.D.(3)	43	Director	2022
Class III Directors whose terms expire at the 2026 Annual Meeting of Stockholders
Scott Barry(3)	52	Chair and Director	2019
Fritz LaPorte(1)(2)	55	Director	2019
Class III Directors whose terms expire at the 2027 Annual Meeting
Rajiv De Silva	58	Chief Executive Officer and Director	2022
Keith Sullivan(2)	67	Director	2018

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Nominees for Election to a Three-Year Term Expiring at the 2028 Annual Meeting of Stockholders
Louise Lacchin has served as a member of our Board since November 2019 and as a director of Venus Concept Ltd. from August 2015 until November 2019. Prior to joining Venus Concept Ltd.’s Board, Ms. Lacchin was a director and the treasurer and chair of the finance committee at Sheena’s Place from October 2011 until May 2015. From 1983 until 2010 Ms. Lacchin held various positions with Loblaw Companies Limited (TSX:L), and its parent, George Weston Limited (OTCMKTS:WNGRF) (“Weston”). Most recently, from 2007 until 2010, Ms. Lacchin was Executive Vice President of Finance at Weston with direct responsibility over Weston’s and Loblaw’s corporate treasury, tax, insurance and risk, pension and benefits and commodity risk management departments and Weston’s financial reporting, corporate development and other corporate office departments. Ms. Lacchin served as chair of Weston’s disclosure committee from 2008 until 2010. In 2006, Ms. Lacchin was named one of the TOP 100 Canada’s™ Most Powerful Women. Ms. Lacchin holds a B.A. in Economics and Accounting from Algoma University and an MBA in Accounting and Finance from McMaster University. Venus Concept believes that Ms. Lacchin is qualified to serve on its Board based on her extensive financial, accounting and executive management experience.
Anthony Natale, M.D. has served as a member of our Board since November 2019 and as a director of Venus Concept Ltd. from December 2014 until November 2019. Dr. Natale has served as a Managing Partner at Aperture Venture Partners, a healthcare venture capital firm, since 2010. From 2006 until 2010 and 2002 until 2006, respectively, Dr. Natale was a Partner at Prism Ventures and MDS Capital, where he made and managed healthcare venture investments. He has been a founder, director and/or lead investor of numerous venture-backed life sciences companies. Dr. Natale currently serves on the board of directors of Neuros Medical, XII Medical, Serpex Medical, ENT Specialty Partners and LAVA Medtech Acquisition Corp. He previously has had board roles at multiple portfolio companies, including Xlumena, Spirox, Mako Surgical, Inspire Medical, Avedro, Otonomy and Entrigue Surgical. He holds a B.A. from the University of Virginia, an M.D. from the University of Florida and an M.B.A. from Yale University. Prior to transitioning into venture capital, Dr. Natale trained in General Surgery and Otolaryngology/Head and Neck Surgery at the University of Connecticut and Hartford Hospital. Venus Concept believes that Dr. Natale is qualified to serve on its Board based on experience investing in healthcare companies, his experience on boards of directors in the healthcare industry, and his medical training.
Stanley Tyler Hollmig, M.D. has served on the Board since January 2022. Dr. Hollmig is Director of Dermatologic Surgery and Director of Laser & Cosmetic Dermatology at Dell Medical School at the University of Texas and Ascension Texas. Dr. Hollmig returned to Stanford to join the medical faculty as Mohs surgeon and Director of Laser and Aesthetic Dermatology for five years and then was recruited to the University of Texas and Ascension Seton to become the Director of Dermatologic surgery and Director of Laser and Cosmetic Dermatology. Outside of his busy clinical practice, Dr. Hollmig serves on the medical advisory boards of Proven Skincare and Happy 2nd Birthday Skincare, and as a Key Opinion Leader (KOL) for Sciton and Lumenis. Dr. Hollmig attended Duke University, graduating magna cum laude, and attended medical school at the University of Texas Southwestern, graduating as valedictorian. He underwent dermatology residency training at Stanford University, followed by a fellowship in Mohs and Dermatologic Surgery at the Medical University of South Carolina in Charleston. Venus Concept believes Dr. Hollmig is qualified to serve on its Board based on his extensive experience as a national leader in aesthetic and surgical dermatology and his experience working with successful companies in this field.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NAMED NOMINEE.

Directors Continuing in Office until the 2026 Annual Meeting of Stockholders
Scott Barry has served as a member of the Board and the Chair of the Board since November 2019 and as a director of Venus Concept Ltd. from June 2017 until November 2019. Mr. Barry joined EW Healthcare Partners in 2006 and has been a Managing Director of EW Healthcare Partners since 2012. Prior to joining EW Healthcare, Mr. Barry worked at Novartis Pharma AG where he most recently served as the Global Head of Pharma M&A and Collaborations. He was responsible for global acquisitions, equity investments and corporate partnerships across all therapeutic areas. Prior to joining Novartis, Mr. Barry was a director for Century Capital Associates LLC, a boutique healthcare investment bank and consulting firm, where he focused on mergers and acquisitions, strategic partnering and financing transactions. Previously, he held positions at KPMG LLP in their healthcare corporate finance and assurance services groups. Mr. Barry serves as a director of current EW Healthcare portfolio company Metabolon, Inc. He previously served on the boards of directors of Orthovita Inc. (NASDAQ:VITA), which was acquired by Stryker Corporation, Victory Pharma, Inc., which was acquired by Shiongi, Inc., and Velcera, Inc., which was acquired by Perrigo Company plc. Mr. Barry has a Bachelor of Arts degree from Wesleyan University and a Master of Business Administration from New York University. Venus Concept believes that Mr. Barry is qualified to serve on Venus Concept’s Board based on his experience investing in healthcare companies and his experience on boards of directors in the healthcare and medical device industries.
Fritz LaPorte has served as a member of the Board since November 2019 and as a director of Venus Concept Ltd. from August 2015 until November 2019. Mr. LaPorte is a Partner at Dovere Advisory Group, LLC, which he co-founded in October 2014 to guide early-stage operating growth companies primarily in the medical device and healthcare sectors, in creating and sustaining value while reducing risk in the process. Mr. LaPorte co-founded MAKO Surgical Corp., an orthopedic surgical robotic company, in November 2004 and served as its Senior Vice President, Chief Financial Officer and Treasurer until December 2013, when it was acquired by Stryker Corporation (formerly NASDAQ:MAKO). Mr. LaPorte subsequently served as Vice President and Chief Financial Officer of Stryker Corporation – Stryker Mako Business Unit from December 2013 until June 2014 to assist in the integration of MAKO Surgical Corp. into Stryker Corporation. Since January 2018, he has served on the board of directors of Holy Cross Health in Fort Lauderdale, Florida and, from January 2021 through December 2023, served as the chair of Holy Cross’s board of directors. From October 2021 through April 2023, he served on the board of directors of LAVA Acquisition Corp. (formerly Nasdaq: LVACU), a special purpose acquisition company targeting the medtech sector and served as chair of its audit committee. Mr. LaPorte holds a Bachelor of Business Administration in Accounting from Florida Atlantic University. Venus Concept believes Mr. LaPorte is qualified to serve on Venus Concept’s Board based on his extensive financial and operational experience, including his leadership, management and accounting experience in the medical device field.
Directors Continuing in Office until the 2027 Annual Meeting of Stockholders
Rajiv De Silva has served as the Company’s Chief Executive Officer and director since October 2022. Mr. De Silva brings extensive executive experience and expertise in the fields of dermatology, aesthetics, pharmaceuticals, medical devices and healthcare. He currently serves as the Chairman of the board of directors of Covis Pharma, a multinational specialty pharmaceutical company, and is a co-founder of Asiri Skincare, a privately held company focused on topical consumer therapeutic skincare products. He has previously served as President, Chief Executive Officer, and Director of Endo International Plc, a publicly traded, multinational pharmaceutical corporation, as well as President of Valeant Pharmaceuticals International (now Bausch Health), where he also served as Chief Operating Officer of the company’s Specialty Pharmaceuticals business, including its dermatology and aesthetics unit. Prior to that, Rajiv held various leadership positions within Novartis AG, including President of Novartis Pharma Canada. Mr. De Silva began his career in healthcare at McKinsey & Company in 1995, where he rose to Partner. Venus Concept believes Mr. De Silva is qualified to serve on its Board based on his extensive management experience in the pharmaceutical and medical aesthetic industries and his role as the Chief Executive Officer of Venus Concept.
Keith J. Sullivan has served as a member of the Board since July 2018 and as its Chief Commercial Officer from November 2018 until November 2019. Mr. Sullivan is currently the President and Chief Executive Officer of Neuronetics, Inc., a medical device company serving the needs of patients suffering with depression and other mental health conditions. Mr. Sullivan has previously served as Chief Commercial Officer and President, North America of ZELTIQ Aesthetics, Inc., a medical technology company focused on developing and commercializing products utilizing its proprietary controlled-cooling technology platform under the Coolsculpting® brand, from January 2016 until the acquisition of ZELTIQ by Allergan, Inc. in April 2017. Mr. Sullivan served as Senior Vice President and Chief Commercial Officer of ZELTIQ from November 2014 until January 2016 and as Senior Vice President of

Worldwide Sales and Marketing from July 2013 through October 2014. Mr. Sullivan, who has more than 30 years of senior sales leadership experience in the medical device industry, has previously held leadership positions with Medicis Pharmaceuticals, Reliant Technologies, Medtronic, Vision Quest Laser Center and Coherent Medical. Mr. Sullivan received a Bachelor of Business Administration from the College of William and Mary, where he also served as Clinical Professor from August 2017 to July 2020. Mr. Sullivan previously served on the board of directors of Sientra, Inc. Mr. Sullivan currently serves on the boards of directors of Cutera, Inc. Venus Concept believes Mr. Sullivan is qualified to serve on its Board based his experience in the aesthetic medical device industry.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our Board has engaged MNP LLP (“MNP”), as our independent registered public accounting firm for the year ending December 31, 2025 and is seeking ratification of such selection by our stockholders at the Annual Meeting. MNP has audited our financial statements for the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020. Representatives of MNP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of MNP as our independent registered public accounting firm. However, the audit committee is submitting the selection of MNP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether to retain MNP. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
The following table provides information regarding the fees incurred to MNP, the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2024 and December 31, 2023.

	2024	2023
Audit Fees(1)	$1,043,250	$1,080,700
Tax Fees(2)	—	—
Audit-Related Fees(3)	$227,375	$294,881
All Other Fees	—	—
Total Fees	$1,270,625	$1,375,581

(1)	Audit fees are fees billed related to the audit of our annual consolidated financial statements included in our annual report on Form 10-K.
(2)	Tax fees consist of fees billed for tax compliance, tax advice and tax planning services.
(3)	Audit-Related fees consist of fees billed for the review of our quarterly consolidated financial statements; comfort letters, consents and assistance with and review of documents filed with the SEC.
We furnished the foregoing disclosure to MNP.
Pre-Approval Policies and Procedures
The audit committee or a delegate of the audit committee pre-approves or provides pursuant to pre-approvals policies and procedures for the pre-approval of, all audit and non-audit services provided by the Company’s independent registered public accounting firm. This policy is set forth in the charter of the audit committee and is available at http://ir.venusconcept.com.
The Company’s audit committee approved all of the audit, audit-related, tax and other services provided by MNP for 2024 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, are periodically reviewed and approved by the audit committee.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3
APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK
(SERIES Y PREFERRED STOCK PROPOSAL)
At the Annual Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(b), the issuance of up to 10,544,354 shares of common stock upon the conversion of our Series Y Preferred Stock, as described below.
Background
Exchange Transactions
As previously disclosed, on May 24, 2024, pursuant to an Exchange Agreement dated May 24, 2024 (the “First 2024 Exchange Agreement”) with Madryn Health Partners, LP (“Madryn”) and Madryn Health Partners (Cayman Master), LP (“Madryn Cayman,” and together with Madryn, the “Lenders”), the Lenders exchanged $35,000,000 of the existing balance outstanding under our MSLP Loan Agreement for (i) $17,142,009 in aggregate principal amount of new secured convertible notes under the MSLP Loan Agreement and (ii) 576,986 shares of Series Y Preferred Stock, priced at $60.66 per share.
As previously disclosed, on September 26, 2024, pursuant to an Exchange Agreement dated September 26, 2024 (the “Second 2024 Exchange Agreement”) with the Lenders, the Lenders exchanged $17,662,287.79 of the existing balance outstanding under our MSLP Loan Agreement for (i) $17,142,009 in aggregate principal amount of new secured convertible notes under the MSLP Loan Agreement and (ii) 576,986 shares of Series Y Preferred Stock, priced at $73.68 per share.
As previously disclosed, on March 31, 2025, pursuant to an Exchange Agreement dated March 31, 2025 (the “2025 Exchange Agreement”) with the Lenders, the Lenders exchanged $11,000,019 of the existing balance outstanding under our MSLP Loan Agreement for (i) $17,015,808.33 in aggregate principal amount of new secured convertible notes under the MSLP Loan Agreement and (ii) 379,311 shares of Series Y Preferred Stock, priced at $29.00 per share.
As previously disclosed, we granted customary resale registration rights with respect to the shares of common stock issuable upon conversion of our Series Y Preferred Stock.
Terms of Series Y Preferred Stock
The Series Y Preferred Stock is convertible into shares of common stock on a 1-for-9.0909 basis (i) at the option of the holder, in whole or in part, at any time upon delivery of a valid conversion notice to the Company, or (ii) automatically upon the Company completing an equity financing for common stock (or convertible preferred stock, provided that under such circumstances such financing will not be deemed completed until such preferred stock has been fully converted into common stock) that raises no less than $30,000,000 in gross proceeds, among other requirements. As described below, however, conversion of the Series Y Preferred Stock is limited under Nasdaq Listing Rule 5635(b), as full conversion of the Series Y Preferred Stock would result in a “change of control” under such rule.
Each share of Series Y Preferred Stock carries a liquidation preference in an amount equal to the product of (i) the issuance price, multiplied by (ii) 2.0, which liquidation preference is senior to all other classes of our capital stock. Such liquidation preference is subject to customary adjustment for any stock dividend, stock split, combination or similar recapitalization with respect to the common stock. Each share of Series Y Preferred Stock is also entitled to participate in liquidating distributions on a pari passu basis with our common stock.
Each share of Series Y Preferred Stock is entitled to participate in dividends and other non-liquidating distributions, if, as and when declared by the Board, on a pari passu basis with our other classes of capital stock.
The Series Y Preferred Stock is non-voting. However, so long as any shares of Series Y Preferred Stock are outstanding, the Company will not, among other things, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series Y Preferred Stock, (a) increase the authorized number of shares of Series Y Preferred Stock; (b) enter any agreement, contract or understanding or otherwise incur any obligation which by its terms would violate or be in conflict in any material respect with, or significantly and adversely affect, the powers, rights or preferences of the Series Y Preferred Stock; (c) amend the Company’s certificate of incorporation or bylaws, if such amendment would significantly and adversely alter, change or affect the powers, preferences or rights of the

Series Y Preferred Stock; (d) create or issue (upon or conversion or otherwise) any class or series of capital stock that ranks senior to, or pari passu with, the Series Y Preferred Stock as to dividend or liquidation rights, or any debt securities convertible into, or exchangeable for, any such capital stock; (e) redeem, repurchase or declare or pay any dividend or other distribution on the Company’s capital stock, subject to certain exceptions; (f) amend or waive any provision of the Certificate of Designations; or (g) in each case subject to the fiduciary duties of Board, (i) create or issue any debt security or permit any lien or security interest (except as incurred in the ordinary course of business), (ii) liquidate, dissolve or wind-up the business and affairs of the Company or effect any merger, consolidation, statutory conversion, transfer, domestication or continuance, (iii) file for or permit the filing of any bankruptcy, reorganization, receivership or other insolvency proceeding, (iv) create, or hold capital stock in, any subsidiary that is not wholly-owned by the Company, or permit any subsidiary to otherwise dispose of any capital stock of any direct or indirect subsidiary of the Company, or substantially all of the assets of such subsidiary or (v) effect a material acquisition, sale of assets, or change in the business of the Company.
Nasdaq Listing Rules
Pursuant to Nasdaq Listing Rule 5635(b), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock or voting power which could result in a “change of control,” which Nasdaq considers to occur when, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power (measured on a post-transaction basis), where such ownership or voting power would be the largest position with respect to the company. This Proposal No. 3 would eliminate the limit on conversion imposed by Nasdaq Listing Rule 5635(b), thereby permitting (but not requiring) full conversion of the Series Y Preferred Stock into common stock in accordance with the terms of the Series Y Preferred Stock.
Effect of Issuance of Securities
As would be permitted following approval of this Proposal No. 3, the potential issuance of up to 10,544,354 shares of our common stock upon conversion of outstanding Series Y Preferred Stock would result in an increase in the number of shares of common stock outstanding, and our stockholders would accordingly incur dilution of their percentage ownership of outstanding common stock. Any such issuances could create downward pressure on, or increase volatility of, the trading price of our common stock, and would also increase the voting power of the holders of the Series Y Preferred Stock that is converted.
Consequences if Stockholder Approval is Not Obtained
If we do not obtain approval of this Proposal No. 3 at the Annual Meeting, then conversions of the Series Y Preferred Stock into common stock would remain limited under Nasdaq Listing Rule 5635(b). In such case, we may seek to obtain approval of this Proposal No. 3 at one or more later meetings, which would require us to incur additional costs and expend additional resources.
Reasons for the Proposal
We are required to seek stockholder approval of this Proposal No. 3 under the terms of the Exchange Agreements described above. At the recommendation of our Board, we pursued the exchange transactions as part of a larger debt restructuring initiative in the 2024 fiscal year. We undertook such transactions to reduce our debt, thereby strengthening our balance sheet, and to cure a listing deficiency on the Nasdaq Capital Market relating to our total stockholders’ equity. The exchange transactions reduced our outstanding debt by approximately $50 million and cured such listing deficiency.
While conversions of the Series Y Preferred Stock beyond the limit currently imposed by Nasdaq Listing Rule 5635(b) would dilute the common stock ownership of our existing stockholders, such conversions would reduce the aggregate liquidation preference overhanging our common stock and would also eliminate any other preferential terms of the Series Y Preferred Stock to the extent converted. This could improve the return, if any, to our common stock in a liquidation scenario. Such conversions would also simplify our capitalization, which we believe may help us raise additional capital or pursue other strategic opportunities in the future.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3 TO APPROVE THE ISSUANCE OF UP TO 10,544,354 SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES Y PREFERRED STOCK.

PROPOSAL NO. 4
APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK
(SERIES X PREFERRED STOCK PROPOSAL)
At the Annual Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(b), the issuance of up to 271,819 shares of common stock upon the conversion of our Series X Preferred Stock, as described below.
Background
Exchange Transaction
As previously disclosed, on October 4, 2023, pursuant to an Exchange Agreement dated October 4, 2023 with certain investors, such investors exchanged $26,695,110.58 in aggregate principal amount of our secured convertible notes for (i) $22,791,748.32 in aggregate principal amount of new secured convertible notes and (ii) 248,755 shares of Series X Preferred Stock, priced at $20.10 per share.
As previously disclosed, we granted customary resale registration rights with respect to the shares of common stock issuable upon conversion of our Series X Preferred Stock.
Terms of Series X Preferred Stock
The Series X Preferred Stock is convertible into shares of common stock on a one-for-0.9091 basis at the option of the holder, in whole or in part, at any time upon delivery of a valid conversion notice to the Company. As described below, however, conversion of the Series X Preferred Stock is limited under Nasdaq Listing Rule 5635(b), as full conversion of the Series X Preferred Stock would result in a “change of control” under such rule.
Each share of Series X Preferred Stock carries a liquidation preference in an amount equal to the issuance price, which liquidation preference is senior to all other classes of our capital stock, except for our Series Y Preferred Stock. Such liquidation preference is subject to customary adjustment for any stock dividend, stock split, combination or similar recapitalization with respect to the common stock.
From the date of issuance until December 31, 2026, each share of Series X Preferred Stock accrues a dividend at a rate of 12.5% per annum. Such dividend is payable on a quarterly basis in cash or additional shares of Series X Preferred Stock, at our election. In addition, each share of Series X Preferred Stock is entitled to participate in dividends and other non-liquidating distributions, if, as and when declared by the Board, on a pari passu basis with our other classes of capital stock.
The Series X Preferred Stock votes with the common stock on an as-converted basis. In addition, so long as any shares of Series X Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series X Preferred Stock, (a) increase the authorized number of shares of Series X Preferred Stock; (b) enter any agreement, contract or understanding or otherwise incur any obligation which by its terms would violate or be in conflict in any material respect with, or significantly and adversely affect, the powers, rights or preferences of the Series X Preferred Stock; (c) amend the certificate of incorporation or bylaws of the Company, if such amendment would significantly and adversely alter, change or affect the powers, preferences or rights of the holders; (d) redeem, repurchase or declare or pay any dividend or other distribution on the Company’s capital stock, subject to certain customary exceptions; or (e) amend or waive any provision of the Certificate of Designations applicable to the holders or the Series X Preferred Stock. Notwithstanding the above, as described below, the voting power of the Series X Preferred Stock is limited under Nasdaq Listing Rule 5635(b), as the full exercise of voting power of the Series X Preferred Stock would result in a “change of control” under such rule.
Nasdaq Listing Rules
Pursuant to Nasdaq Listing Rule 5635(b), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock or voting power which could result in a “change of control,” which Nasdaq considers to occur when, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power (measured on a post-transaction basis), where such ownership or voting power would be the largest position with respect to the company. This Proposal No. 4 would eliminate the limit on conversion imposed by Nasdaq Listing Rule 5635(b), thereby permitting (but not requiring) full conversion of the Series X Preferred Stock into common stock in accordance with the terms of the Series X Preferred Stock.

Effect of Issuance of Securities
As would be permitted following approval of this Proposal No. 4, the potential issuance of up to 271,819 shares of our common stock upon conversion of outstanding Series X Preferred Stock would result in an increase in the number of shares of common stock outstanding, and our stockholders would accordingly incur dilution of their percentage ownership of outstanding common stock. Any such issuances could create downward pressure on, or increase volatility of, the trading price of our common stock.
Consequences if Stockholder Approval is Not Obtained
If we do not obtain approval of this Proposal No. 4 at the Annual Meeting, then conversions of the Series X Preferred Stock into common stock would remain limited under Nasdaq Listing Rule 5635(b). In such case, we may seek to obtain approval of this Proposal No. 4 at one or more later meetings, which would require us to incur additional costs and expend additional resources.
Reasons for the Proposal
We are required to seek stockholder approval of this Proposal No. 4 under the terms of the Exchange Agreement described above. At the recommendation of our Board, we pursued the exchange transaction as part of a larger debt restructuring initiative in the 2023 fiscal year. We undertook such transaction to reduce our debt, thereby strengthening our balance sheet, and to support maintenance of ongoing operations and pursuit of our strategic turnaround objectives, in addition to funding priority investments in key R&D initiatives. The exchange transaction reduced our outstanding debt by approximately $5 million.
While conversions of the Series X Preferred Stock beyond the limit currently imposed by Nasdaq Listing Rule 5635(b) would dilute the common stock ownership of our existing stockholders, such conversions would reduce the aggregate liquidation preference overhanging our common stock and would also eliminate any other preferential terms of the Series X Preferred Stock to the extent converted. This could improve the return, if any, to our common stock in a liquidation scenario. Such conversions would also simplify our capitalization, which we believe may help us raise additional capital or pursue other strategic opportunities in the future.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 4 TO APPROVE THE ISSUANCE OF UP TO 271,819 SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES X PREFERRED STOCK.

PROPOSAL NO. 5
APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK
(SENIOR PREFERRED STOCK PROPOSAL)
At the Annual Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of up to 381,981 shares of common stock upon the conversion of our Senior Preferred Stock, as described below.
Background
Stock Purchases
As previously disclosed, on May 15, 2023, pursuant to an Stock Purchase Agreement dated May 15, 2023 with certain investors, the Company may issue and sell to such investors up to $9,000,000 in shares of our Senior Preferred Stock in multiple tranches from time to time until December 31, 2025. The purchase price for each share of Senior Preferred Stock floats at a price equal to the product of (a) the lower of (i) the closing price of our common stock on the trading day immediately preceding the applicable closing date and (ii) the average closing price of the common stock for the five trading days immediately preceding the applicable closing date, multiplied by (b) two.
We have completed the following sales under the Stock Purchase Agreement:
•	on May 15, 2023, a sale of 280,899 shares of Senior Preferred Stock for an aggregate purchase price of $2,000,000;
•	on July 12, 2023, a sale of 500,000 shares of Senior Preferred Stock for an aggregate purchase price of $2,000,000;
•	on September 8, 2023, a sale of 292,398 shares of Senior Preferred Stock for an aggregate purchase price of $1,000,000; and
•	on October 20, 2023, a sale of 502,513 shares of Senior Preferred Stock for an aggregate purchase price of $2,000,000.
As previously disclosed, we granted customary resale registration rights with respect to the shares of common stock issuable upon conversion of our Senior Preferred Stock.
Terms of Senior Preferred Stock
The Senior Preferred Stock is convertible into shares of common stock on a 1-for-0.2424 basis at the option of (i) the holders at any time or (ii) the Company within 30 days following the date on which the 30-day volume-weighted average price of the common stock exceeds certain thresholds. As described below, however, conversion of the Senior Preferred Stock is limited under Nasdaq Listing Rule 5635(d), as the Senior Preferred Stock was sold in a non-public offering for less than Nasdaq’s “Minimum Price.”
While the Senior Preferred Stock is outstanding, but not later than December 31, 2025, the holders have the right to exchange their shares of Senior Preferred Stock under certain conditions if the Company issues or sells other securities that such holders reasonably believe contain more favorable terms, taken as a whole.
Each share of Senior Preferred Stock carries a liquidation preference in an amount equal to the product of (i) the issuance price, multiplied by (ii) 2.50, which liquidation preference is senior to our common stock and Junior Preferred Stock, but junior to our Series X Preferred Stock and Series Y Preferred Stock. Such liquidation preference is subject to customary adjustment for any stock dividend, stock split, combination or similar recapitalization with respect to the common stock.
Each share of Senior Preferred Stock is entitled to participate in dividends and other non-liquidating distributions (if, as and when declared by the Board) on an as-converted basis, pari passu with our other classes of capital stock.
The Senior Preferred Stock votes with the common stock based on a formula that determines the number of votes per share of Senior Preferred Stock. In addition, so long as any shares of Senior Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Senior Preferred Stock, (a) increase the authorized number of shares of Senior Preferred Stock; (b) enter any agreement, contract or understanding or otherwise incur any obligation which by its terms would violate or be in conflict in any material respect with, or significantly and adversely affect, the powers, rights or preferences of the Senior Preferred Stock; (c) amend the certificate of incorporation or bylaws of the Company, if such amendment would significantly and adversely alter, change or affect the powers, preferences or rights of the holders; (d) redeem, repurchase or declare or pay any dividend or other distribution on the Company’s capital stock, subject to certain customary exceptions; or (e) amend or waive any provision of the Certificate of Designations applicable to the holders or the Senior Preferred Stock.
Nasdaq Listing Rules
Pursuant to Nasdaq Listing Rule 5635(d), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock (or securities convertible into or exercisable for common stock) or voting power in a non-public offering below “Minimum Price,” where such common stock (or securities convertible into or exercisable for common stock) or voting power equals 20% or more of the outstanding shares of common stock or voting power (measured on a pre-transaction basis). Under Nasdaq Listing Rules, “Minimum Price” generally means a price that is the lower of: (i) the Nasdaq official closing price immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq official closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. This Proposal No. 5 would eliminate the limit on conversion imposed by Nasdaq Listing Rule 5635(d), thereby permitting (but not requiring) full conversion of the Senior Preferred Stock into common stock in accordance with the terms of the Senior Preferred Stock.
Effect of Issuance of Securities
As would be permitted following approval of this Proposal No. 5, the potential issuance of up to 381,981 shares of our common stock upon conversion of outstanding Senior Preferred Stock would result in an increase in the number of shares of common stock outstanding, and our stockholders would accordingly incur dilution of their percentage ownership of outstanding common stock. Any such issuances could create downward pressure on, or increase volatility of, the trading price of our common stock, and would also increase the voting power of the holders of the Senior Preferred Stock that is converted.
Consequences if Stockholder Approval is Not Obtained
If we do not obtain approval of this Proposal No. 5 at the Annual Meeting, then conversions of the Senior Preferred Stock into common stock would remain limited under Nasdaq Listing Rule 5635(d). In such case, pursuant to the Stock Purchase Agreement, if requested by the holders, we would be required to hold another meeting of stockholders to approve this Proposal No. 5 within six months after the Annual Meeting. We may also voluntarily seek to obtain approval of this Proposal No. 5 at one or more later meetings. Any such efforts would require us to incur additional costs and expend additional resources.
Reasons for the Proposal
We are required to seek stockholder approval of this Proposal No. 5 under the terms of the Stock Purchase Agreement described above. At the recommendation of our Board, we pursued sales of the Senior Preferred Stock to improve our liquidity position in the 2023 fiscal year, thereby provided funding for our continuing operations and potential future growth. The sales resulted in aggregate gross proceeds to the Company of approximately $7 million, before deducting placement agent fees and other offering expenses.
While conversions of the Senior Preferred Stock beyond the limit currently imposed by Nasdaq Listing Rule 5635(d) would dilute the common stock ownership of our existing stockholders, such conversions would reduce the aggregate liquidation preference overhanging our common stock and would also eliminate any other preferential terms of the Senior Preferred Stock to the extent converted. This could improve the return, if any, to our common stock in a liquidation scenario. Such conversions would also simplify our capitalization, which we believe may help us raise additional capital or pursue other strategic opportunities in the future.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 5 TO APPROVE THE ISSUANCE OF UP TO 381,981 SHARES OF COMMON STOCK UPON CONVERSION OF THE SENIOR PREFERRED STOCK.

PROPOSAL NO. 6
APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK
(OCTOBER 2023 CONVERTIBLE NOTE PROPOSAL)
At the Annual Meeting, stockholders will be asked to approve the issuance of up to 64,454 shares of common stock upon the conversion of the October 2023 Convertible Note, as described below.
Background
Exchange Transaction
As previously disclosed, on October 4, 2023, pursuant to an Exchange Agreement dated October 4, 2023 with certain investors, such investors exchanged $26,695,110.58 in aggregate principal amount of our secured convertible notes for (i) $22,791,748.32 in aggregate principal amount of new secured convertible notes (the “October 2023 Convertible Notes”) and (ii) 248,755 shares of Series X Preferred Stock, priced at $20.10 per share.
As previously disclosed, we granted customary resale registration rights with respect to the shares of common stock issuable upon conversion of our October 2023 Convertible Notes.
Terms of October 2023 Convertible Notes
At any time prior to the maturity date, the holders may elect to convert the October 2023 Convertible Notes into shares of our common stock at the then applicable conversion rate. The current conversion rate is 3.78788 shares of common stock per $1,000 principal amount of October 2023 Convertible Notes, which represents a conversion price of $264 per share of common stock. The conversion rate is subject to customary adjustments upon the occurrence of certain events.
The October 2023 Convertible Notes accrue interest at a rate of 3-month adjusted term Secured Overnight Financing Rate (SOFR) plus 8.50% per annum. In the case of an event of default under the October 2023 Convertible Notes, the then-applicable interest rate will increase by four percent (4.00)% per annum. Interest is payable in kind in arrears on the last business day of each calendar quarter of each year after the original issuance date, beginning on December 31, 2023. The October 2023 Convertible Notes mature on December 9, 2026, unless earlier redeemed or converted.
Nasdaq Listing Rules
Pursuant to Nasdaq Listing Rule 5635(b), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock or voting power which could result in a “change of control,” which Nasdaq considers to occur when, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power (measured on a post-transaction basis), where such ownership or voting power would be the largest position with respect to the company. This Proposal No. 6 would eliminate the limit on conversion imposed by Nasdaq Listing Rule 5635(b), thereby permitting (but not requiring) full conversion of the October 2023 Convertible Note into common stock in accordance with the terms of the October 2023 Convertible Note.
Effect of Issuance of Securities
As would be permitted following approval of this Proposal No. 6, the potential issuance of up to 64,454 shares of our common stock upon conversion of the October 2023 Convertible Notes would result in an increase in the number of shares of common stock outstanding, and our stockholders would accordingly incur dilution of their percentage ownership of outstanding common stock. Any such issuances could create downward pressure on, or increase volatility of, the trading price of our common stock, and would also increase the voting power of the holders of the October 2023 Convertible Notes to the extent converted.

Consequences if Stockholder Approval is Not Obtained
If we do not obtain approval of this Proposal No. 6 at the Annual Meeting, then conversions of the October 2023 Convertible Notes into common stock would remain limited under Nasdaq Listing Rule 5635(b). In such case, we may seek to obtain approval of this Proposal No. 6 at one or more later meetings, which would require us to incur additional costs and expend additional resources to seek such approval.
Reasons for the Proposal
We are required to seek stockholder approval of this Proposal No. 6 under the terms of the Exchange Agreement described above. At the recommendation of our Board, we pursued the exchange transaction as part of a larger debt restructuring initiative in the 2023 fiscal year. We undertook such transaction to reduce our debt, thereby strengthening our balance sheet, and to support maintenance of ongoing operations and pursuit of our strategic turnaround objectives, in addition to funding priority investments in key R&D initiatives. The exchange transaction reduced our outstanding debt by approximately $5 million.
While conversions of the October 2023 Convertible Notes beyond the limit currently imposed by Nasdaq Listing Rule 5635(b) would dilute the common stock ownership of our existing stockholders, such conversions would reduce the aggregate debt overhanging our common stock and would also eliminate any restrictive covenants or other terms of the October 2023 Convertible Notes if fully converted. This could improve the return, if any, to our common stock in a liquidation scenario. Such conversions would also strengthen our balance sheet, which we believe may help us raise additional capital or pursue other strategic opportunities in the future.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 6 TO APPROVE THE ISSUANCE OF UP TO 64,454 SHARES OF COMMON STOCK UPON CONVERSION OF THE OCTOBER 2023 CONVERTIBLE NOTES.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Venus Concept Inc. under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our website at http://ir.venusconcept.com. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2024.
The audit committee has discussed with MNP LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the audit committee discussed with MNP LLP their independence, and received from MNP LLP the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the audit committee discussed with MNP LLP, with and without management present, the scope and results of MNP LLP’s audit of such financial statements.
Based on these reviews and discussions, the audit committee recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC. The audit committee also has engaged MNP LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and is seeking ratification of such selection by the stockholders.

Audit Committee
Louise Lacchin
Anthony Natale, M.D.
Fritz LaPorte

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://ir.venusconcept.com. Any amendments to the code, or any waivers of its requirements, will be disclosed on our website.
Corporate Governance Guidelines
We believe in sound corporate governance practices and have adopted formal corporate governance guidelines to enhance our effectiveness. Our Board adopted these corporate governance guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The corporate governance guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings, Chief Executive Officer performance evaluation and succession planning. A copy of our corporate governance guidelines is available on our website at http://ir.venusconcept.com.
Independence of the Board of Directors
As required under the Nasdaq rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. Our Board consults with the Company’s legal counsel to ensure that the board of directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.
Consistent with these considerations, our Board has determined that all of our directors, other than Rajiv De Silva, qualify as “independent” directors in accordance with the Nasdaq listing requirements. Mr. De Silva is not considered independent because he is an employee of the Company. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board considered information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our Board are comprised entirely of directors determined by Board to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.
Leadership Structure of the Board
Our bylaws and corporate governance guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer and to implement a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. Mr. Barry currently serves as the chair of our Board. In that role, Mr. Barry presides over the executive sessions of the Board and serves as a liaison between management and the board of directors.
Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements and pursuant to our Related Person Transaction Policy and Procedures, the audit committee is responsible for approving or disapproving related person transactions. Our nominating and governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Committees
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:
•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and the audit fee;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements;
•	approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•	monitors the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;
•
is responsible for reviewing our consolidated financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviews our critical accounting policies and estimates; and
•	reviews the audit committee charter and the committee’s performance at least annually.
During the 2024 fiscal year, the audit committee met four times. The current members of our audit committee are Louise Lacchin, Fritz LaPorte and Anthony Natale, M.D. Ms. Lacchin serves as the chair of the audit committee. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. LaPorte is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that each of Louise Lacchin, Fritz LaPorte and Anthony Natale, M.D. are independent under the applicable rules of the SEC and Nasdaq. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. A copy of the audit committee charter is available to security holders on the Company’s website at http://ir.venusconcept.com.
Compensation Committee
Our compensation committee oversees policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves or recommends corporate goals and objectives relevant to compensation of our executive officers (other than our Chief Executive Officer), evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The compensation committee also reviews and approves or makes recommendations to our Board regarding the issuance of stock options and other awards under our incentive plans to our executive officers (other than our Chief Executive Officer). The compensation committee reviews the performance of our Chief Executive Officer and makes recommendations to our Board with respect to his compensation and our Board retains the authority to make compensation decisions relative to our Chief Executive Officer. The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.
During the 2024 fiscal year, the compensation committee met three times. The current members of our compensation committee are Fritz LaPorte, Louise Lacchin and Keith Sullivan. Mr. LaPorte serves as the chair of the compensation committee. Each of the members of our compensation committee is independent under the applicable rules and regulations of Nasdaq, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or Section 162(m). The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. A copy of the compensation committee charter is available to security holders on the Company’s website at http://ir.venusconcept.com.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the nominating and corporate governance committee is responsible for ensuring that the Board has the requisite expertise, its membership consists of persons with sufficiently diverse and independent backgrounds, overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.
During the 2024 fiscal year, the nominating and corporate governance committee met one time. The current members of our nominating and corporate governance committee are Scott Barry, S. Tyler Hollmig, M.D. and Anthony Natale M.D. Dr. Natale serves as the chair of the nominating and corporate governance committee. Each of the members of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. A copy of the nominating and corporate governance committee charter is available to security holders on the Company’s website at http://ir.venusconcept.com.
Stockholder Nominations
The nominating and corporate governance committee will consider director candidates recommended by stockholders. For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide notice to the Company in accordance with our bylaws, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct interests in shares of the Company’s common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from our Chief Legal Officer, at 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposed nomination included in the proxy statement under the rules of the SEC. The timing for inclusion of a proposal in our proxy materials is set forth under “Information About the Proxy Process and Voting,” above.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 26, 2026.
Attendance at Meetings of the Board, Board and Committee Member Attendance and Annual Meeting
Our Board met 15 times during 2024. During 2024, each Board member attended 75% or more of the aggregate number of meetings of the board of directors and of the committees on which they served. The independent directors met four times in regularly scheduled executive sessions in compliance with applicable Nasdaq listing standards, during fiscal year 2024, at which only independent directors were present. All directors were in attendance at the Venus Concept Inc. 2023 annual meeting of stockholders.
We encourage all of our directors and nominees for director to attend our Annual Meeting; however, attendance is not mandatory.
Stockholder Communications with the Board of Directors
Should stockholders wish to communicate with the Board or any specified individual director, such correspondence should be sent to the attention of the Chief Legal Officer, at 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8. The Chief Legal Officer will forward the communication to the Board, or specified individual director, as appliable.
Employee, Officer and Director Hedging
The Company’s Insider Trading Policy prohibits hedging transactions involving the Company’s equity securities, including but not limited to zero-cost collars and forward sale contracts. This policy applies to all officers, directors, employees and certain consultants of the Company.
Compensation Committee Interlocks and Insider Participation
During the year ended December 31, 2024, our compensation committee consisted of Fritz LaPorte, Louise Lacchin and Keith Sullivan. None of the members of our compensation committee during 2024 has at any time been one of our officers or employees, except for Keith Sullivan who served as the Company’s Chief Commercial Officer from November 2018 until November 2019. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or compensation committee of any entity that has one or more executive officers on our Board or compensation committee.

TRANSACTIONS WITH RELATED PERSONS
Described below are all transactions occurring since January 1, 2023 to which the Company was a party and in which (i) the amounts involved, exceeded or will exceed $120,000, and (ii) a director, executive officer, holder of more than 5% of our outstanding common stock, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” and the amounts for executive officers of the Company whose compensation was approved by the Board or the compensation committee of the Board. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.
2025 Exchange Agreement
On March 31, 2025, the Company entered into the 2025 Exchange Agreement with the Lenders whereby the Company exchanged $11,000,019 of the Company’s existing balance under its existing secured subordinated convertible notes for (i) $17,015,808.33 in aggregate principal amount of new secured convertible notes and (ii) 379,311 shares of Series Y Preferred Stock. The Lenders are holders of more than 10% of our outstanding securities entitled to vote. See “Proposal No. 3 — Background.”
Second 2024 Exchange Agreement
On September 26, 2024, the Company entered into the Second 2024 Exchange Agreement with the Lenders whereby the Company exchanged $17,662,000 of the balance outstanding under the MSLP Loan Agreement for $2,662,000 in aggregate principal amount outstanding under the MSLP Loan Agreement and 203,583 shares of Series Y Preferred Stock. The Lenders are holders of more than 10% of our outstanding securities entitled to vote. See “Proposal No. 3 – Background.”
First 2024 Exchange Agreement
On May 24, 2024, the Company entered into the First 2024 Exchange Agreement with the Lenders whereby the Company exchanged $52,142,000 in aggregate principal amount outstanding under the MSLP Loan Agreement for $17,142 in aggregate principal of new secured notes (“New Secured Notes”) and 576,986 shares of Series Y Preferred Stock. The Lenders are holders of more than 10% of our outstanding securities entitled to vote. See “Proposal No. 3 — Background.”
Loan and Security Agreement
On April 23, 2024, we entered into a Loan and Security Agreement (the “Loan and Security Agreement”), by and among Venus USA, Venus Concept Canada Corp., Venus Concept Ltd., the Lenders and Madryn as administrative agent. Pursuant to the Loan and Security Agreement, the Lenders have agreed to provide the Borrower with bridge financing (the “Bridge Financing”) in the form of a term loan in one or more draws in an aggregate principal amount of up to $5,000,000 which amount was subsequently increased to $23,237,906.85. Borrowings under the Bridge Financing will bear interest at a rate per annum equal to 12%. The Lenders are holders of more than 10% of our outstanding securities entitled to vote. See “Proposal No. 3 — Background.”
Note Purchase Agreement
On January 18, 2024, the Company, Venus USA, Venus Concept Canada Corp. and Venus Concept Ltd. entered into a Note Purchase and Registration Rights Agreement (the “Note Purchase Agreement”) with EW Healthcare Partners, L.P. (“EW”) and EW Healthcare Partners-A, L.P. (“EW-A”, and together with EW, the “Investors”). Pursuant to the Note Purchase Agreement, the Company issued and sold to the Investors $2,000,000 in aggregate principal amount of secured subordinated convertible notes. Mr. Barry, a member of the Board, is affiliated with the Investors who hold more than 5% of our outstanding common stock.
Sales and Purchases of Securities
On May 15, 2023, we entered into an agreement with certain investors to issue and sell up to $9,000,000 in shares of preferred stock which are convertible into common stock on a 1:0.2424 basis (the “2023 Multi-Tranche Private Placement”), from time to time until December 31, 2025. Sales of preferred stock under this agreement occurred on: (1) May 15, 2023 when we sold 280,899 shares of preferred stock for an aggregate purchase price of $2.0 million; (2) July 12, 2023 when we sold 500,000 shares of preferred stock for an aggregate purchase price of $2.0 million; (3) September 8, 2023 when we sold 292,398 shares of preferred stock for an aggregate purchase price of $1.0 million; and (4) October 20, 2023 when we sold 502,513 shares of preferred stock for an aggregate purchase price of $2.0 million. The officers, directors and/or holders of more than 5% of our outstanding common stock shown in the table below purchased securities in the 2023 Multi-Tranche Private Placement.

Name	Common Stock	Senior Preferred Stock	Aggregate Purchase Price
EW Healthcare Partners, L.P. and related investment entities(1)	—	1,575,810	$7,000,000

(1)	Mr. Barry, a member of the Board, is affiliated with the EW Healthcare Partners, L.P. and related investment entities (“EW Entities”).
Registration Rights Agreements
On May 15, 2023, in connection with the 2023 Multi-Tranche Private Placement, the Company and EW Entities entered into a Resale Registration Rights Agreement (the “2023 Registration Rights Agreement”). The 2023 Registration Rights Agreement provides, among other things, that certain holders of the Company’s capital stock have certain rights relating to the registration of shares of such capital stock.
Director and Executive Officer Compensation
See “Executive Compensation” and “Director Compensation” for information regarding compensation of directors and executive officers.
Employment Agreements
We have employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation–Narrative to 2024 Summary Compensation Table and Additional Narrative.”
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to, among other things, indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

DIRECTOR COMPENSATION
The following outlines the compensation paid to the directors of the Company for the full fiscal year ended December 31, 2024.
Pursuant to its current non-employee director policy, each non-employee director receives an annual retainer of $45,000 and a non-employee director serving as Chair of the Board receives an additional annual retainer of $30,000. Non-employee directors who served on one or more committees were eligible to receive the following annual committee fees:

Committee	Chair	Other Member
Audit committee	$25,000	$10,000
Compensation committee	$20,000	$10,000
Nominating and corporate governance committee	$15,000	$5,000

In light of the Company’s ongoing restructuring efforts, initiatives to reduce operating costs and commitments to our Lenders, our Board agreed to defer director cash compensation payments that were payable in 2024 to the second quarter of fiscal year 2025. The aggregate amount of director cash compensation earned in 2024 and deferred is equal to $664,647.
Upon each non-employee director’s initial appointment or election to the Board, each individual was automatically granted an option award to purchase shares of common stock. In addition, each non-employee director who is serving on the Board may from time to time be granted additional options to purchase shares of common stock as determined by the Board based upon individual contributions and overall performance. These options typically vest over a four-year period following the applicable grant date, subject to continued service through each applicable vesting date. These awards typically vest either in equal quarterly installments or with a one-year cliff vesting followed by vesting of equal monthly tranches thereafter. Any unvested equity awards that are held by non-employee directors would not automatically vest immediately prior to the occurrence of a change in control. Pursuant to a Compensation Committee policy, non-employee directors affiliated with a venture fund or an investment fund may also elect to forfeit their right to receive any cash compensation and grants of options.
The following table sets forth information concerning the compensation earned, during the year ended December 31, 2024, by the non-employee directors of the Company. The tables below do not include the compensation and equity holdings for Mr. De Silva, who serves as the Chief Executive Officer of the Company, which compensation and holdings are reflected in the “Summary Compensation Table and Outstanding Equity Awards at 2024 Fiscal Year-End Table” below. Mr. De Silva does not receive any compensation for his service on the Board of the Company.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Scott Barry	80,000		80,000
Louise Lacchin	80,000		80,000
Fritz LaPorte	75,000		75,000
Tony Natale	60,000		60,000
Keith Sullivan	55,000		55,000
Stanley Tyler Hollmig	45,000		45,000
Garheng Kong[2]	55,272		55,272

(1)
Amounts shown represent the grant date fair value of stock awards and options granted as calculated in accordance with ASC Topic 718, Stock-based compensation. See Note 15 of the audited consolidated financial statements included in our Form 10-K Annual Report for the year ended December 31, 2024 for the assumptions used in calculating these amounts. As of December 31, 2024, these non-employee directors held options to purchase the aggregate number of shares of our common stock set forth in the table below.

(2)	Dr. Kong resigned from the Board on December 2, 2024.

Name	Shares Subject to Outstanding Options
Scott Barry	1,016
Louise Lacchin	1,104
Fritz LaPorte	1,308
Tony Natale	1,221
Keith Sullivan	923
Stanley Tyler Hollmig	607
Garheng Kong(1)	1,016

(1)	Dr. Kong resigned from the Board on December 2, 2024.

EXECUTIVE OFFICERS
The following is biographical information for our executive officers, including their ages as of April 28, 2025.

Name	Age	Position(s)
Executive Officers
Rajiv De Silva	58	Chief Executive Officer and Director
Domenic Della Penna	63	Executive Vice President & Chief Financial Officer
Kirk Gunhus	56	Chief Revenue Officer
Melissa Kang	58	Chief Product Officer
Ross Portaro	62	Executive Vice President, Commercial Strategy & Head of Venus Hair
Anna Georgiadis	54	Chief Human Resources Officer
Michael Mandarello	40	Chief Legal Officer & Head of Strategy & Operations

Executive Officers
Rajiv De Silva has served as the Company’s Chief Executive Officer and director since October 2022. Mr. De Silva brings extensive executive experience and expertise in the fields of dermatology, aesthetics, pharmaceuticals, medical devices and healthcare. He currently serves as the Chairman of the board of directors of Covis Pharma, a multinational specialty pharmaceutical company, and is a co-founder of Asiri Skincare, a privately held company focused on topical consumer therapeutic skincare products. He has previously served as President, Chief Executive Officer, and Director of Endo International Plc, a publicly traded, multinational pharmaceutical corporation, as well as President of Valeant Pharmaceuticals International (now Bausch Health), where he also served as Chief Operating Officer of the company’s Specialty Pharmaceuticals business, including its dermatology and aesthetics unit. Prior to that, Rajiv held various leadership positions within Novartis AG, including President of Novartis Pharma Canada. Mr. De Silva began his career in healthcare at McKinsey & Company in 1995, where he rose to Partner. Venus Concept believes Mr. De Silva is qualified to serve on the Board based on his extensive management experience in the medical and aesthetic industries and his role as the Chief Executive Officer of Venus Concept.
Domenic Della Penna has served as the Company’s Executive Vice President and Chief Financial Officer since February 2023. Previously, Mr. Della Penna served as the Company’s Chief Financial Officer since November 2019 and served in the same role at Venus Concept Ltd. from September 2017 until November 2019. Prior to joining Venus Concept, Mr. Della Penna served as Chief Financial Officer of Intellipharmaceutics International Inc. (Nasdaq: IPCI; and TSX:IPCI) from November 2014 until September 2017 and as Chief Financial Officer of Teva Canada Ltd., a subsidiary of Teva Pharmaceuticals Industries Ltd (NYSE:TEVA), from December 2010 until September 2014. Mr. Della Penna is a C.A., CPA and holds a BBA and MBA from the Schulich School of Business at York University (Toronto).
Kirk Gunhus has served as the Company’s Chief Revenue Officer since March 2025. Previously, Mr. Gunhus served as the Company’s Senior Vice President, Global Sales & General from February 2024 until March 2025, and as the Company’s Vice President & General Manager, International Sales and Marketing from August 2023 until February 2024. Prior to joining Venus Concept, Mr. Gunhus served as the General Manager and Senior Vice President of Global Sales, Breast Products of Sientra from January 2018 until May 2022, and as the Vice President, Asia Pacific of Zeltiq from December 2009 until January 2018. Mr. Gunhus holds a Bachelor of Arts in Theology from North Central University and Master of Leadership degree from Bellevue University.
Melissa Kang has served as the Company’s Chief Product Officer since March 2025. Prior to joining Venus Concept, Ms. Kang served as Chief Marketing Officer at Prollenium from November 2022 to April 2023, where she led global marketing strategy across North America, Europe, LATAM, and Asia. Previously, Ms. Kang served as the Vice President of Global Strategic Marketing at Merz Aesthetics from January 2022 to November 2022, where she shaped global product and marketing strategies for key brands, including Xeomin, Belotero, and Radiesse. Ms. Kang also held various leadership roles at Allergan Canada, where she spearheaded national physician education programs, launched industry-leading loyalty initiatives, and reinforced market leadership in the injectables sector. Ms. Kang holds a Bachelor of Science in Chemistry from the University of Western Ontario and a Master of Business Administration from Queen’s University. Ms. Kang is also a Chartered Professional Accountant (CPA, CMA). Ms. Kang is a recognized thought leader in the field, she has been an invited speaker at leading international conferences, including ISAPS, GAC, and GVAS.

Ross Portaro has served as the Company’s Executive Vice President, Commercial Strategy & Head of Venus Hair since March 2025. Previously, he served as the Company’s Executive Vice President & General Manager, Global Sales & Marketing since February 2023, and as the Company’s President of Global Sales from October 2021 until February 2023. Before becoming the Company’s President of Global Sales, Mr. Portaro served as the Vice President (EMEA) for Venus Concept from May 2021 until October 2021. Before joining Venus Concept in May 2021, Mr. Portaro served various executive roles at Candela Laser Corporation from January 2016 until May 2021. This included service for Candela Laser Corporation from October 2019 until May 2021 as the Vice President of EMEA Direct, from January 2018 until October 2019 as the Global Vice President of the Surgical Business Unit, and from January 2016 until January 2018 as the Global Vice President of Profound. From April 2014 until January 2016, Mr. Portaro served as Senior Vice President of Sales for BioPharmx. Mr. Portaro is an industry veteran previously working for Coherent Lasers, Cutera Inc., Lumenis Inc., TRIA Beauty, Medicis Inc, and Merz Inc. (formerly Ulthera). Mr. Portaro earned his Bachelor of Science degree in Commerce from the University of Virginia in 1984.
Anna Georgiadis has served as the Company’s Chief Human Resources Officer since February 2023. Previously, Ms. Georgiadis served as the Company’s Vice President of Global Human Resources since November 2019 and served in the same role at Venus Concept Ltd. from September 2018 until November 2019. Prior to joining Venus Concept, Ms. Georgiadis served as Senior Director of Telecom and Sales Enablement at Loblaw Companies Limited (OTCMKTS:LBLCF) where her responsibilities included human resources, training, internal communications, sales enablement and P&L responsibilities in various business units, from January 2008 until September 2018. Ms. Georgiadis earned a Bachelor of Arts from the University of Toronto and holds a Certificate in HR Management from the Human Resources Professionals Association.
Michael Mandarello has served as the Company’s Chief Legal Officer & Head of Strategy & Operations since March 2025. Previously, he served as the Company’s General Counsel and Corporate Secretary since September 2021, and the Company’s Head of Legal and Corporate Secretary from September 2020 until September 2021, and as its Associate General Counsel from November 2019 until September 2020, and in the same role with Venus Concept Ltd. from October 2019 until November 2019. Before joining Venus Concept, Mr. Mandarello practiced business law in progressive in-house roles, serving as Corporate Counsel at Walmart Canada Corp. from 2015 until 2019 and Legal Counsel to the Toronto Organizing Committee for the 2015 Pan-Am Games. Mr. Mandarello began his legal career in 2011 with Osler, Hoskin & Harcourt LLP in its Corporate Law group. Mr. Mandarello earned his Juris Doctor from the University of Windsor, Faculty of Law in 2010, graduating in the top 5th percentile, and also holds an Honors Bachelor of Arts Degree from the University of Toronto, graduating with High Distinction in 2007. Michael was called to the Bar of Ontario in 2011.

EXECUTIVE COMPENSATION
The following is an overview of the compensation arrangements of our named executive officers (“NEOs”). This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. As a “smaller reporting company”, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.
Our compensation committee, which is appointed by our Board, is responsible for establishing, implementing and monitoring our compensation philosophy and objectives. We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. We have structured the compensation programs for our executives around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.
Our NEOs for fiscal year 2024 are as follows, and their current and former positions with the Company are listed next to their name:
•	Rajiv De Silva, Chief Executive Officer;
•	Hemanth Varghese, former President and Chief Operating Officer; and
•	Ross Portaro, Executive Vice President, Commercial Strategy & Head of Venus Hair.
Summary Compensation Table
The following table sets forth total compensation for our NEOs during 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Rajiv De Silva Chief Executive Officer	2024	525,000	315,000	—	—	—	2,625	842,625
	2023	525,000	315,000	—	—	—	2,625	842,625
Hemanth Varghese(2) Former President and Chief Operating Officer	2024	418,920	221,000	—	—	—	225	640,145
	2023	374,418	208,250	—	—	—	—	582,668
Ross Portaro Executive Vice President, Commercial Strategy & Head of Venus Hair	2024	300,000	108,000	—	—	112,089	—	520,089
	2023	300,000	144,000	17,382	—	140,622	—	602,004

(1)
Amounts shown represent the grant date fair value of options or stock awards granted as calculated in accordance with ASC Topic 718, Stock-based compensation. See Note 15 of the audited consolidated financial statements included in our Form 10-K Annual Report for the year ended December 31, 2024 for the assumptions used in calculating these amounts.

(2)
The amounts for Dr. Varghese’s Salary, Bonus, and All Other Compensation are presented in US dollars. Bonus amounts are approved by the Board in US dollars and are presented as such. All Other Compensation amounts are paid in Canadian dollars and were translated to US dollars based upon the following average annual exchange rates per US dollar, as applicable and as published by www.ofx.com: 2024 – 1.3705 and 2023 – 1.3503.

Outstanding Equity Awards at 2024 Fiscal Year End
The following table lists all outstanding equity awards held by our NEOs as of December 31, 2024.

Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Rajiv De Silva	10/02/2022(2)	10,005	9,996	72.60	10/02/2032
Hemanth Varghese	10/17/2022(2)	3,334	3,333	45.05	10/17/2032
Ross Portaro	05/25/2021	544	63	331.65	05/25/2031
	11/12/2021(1)	912	301	287.10	11/12/2031
	03/25/2022(1)	315	140	227.70	03/25/2032
	11/10/2022(1)	306	301	34.98	11/10/2032
	03/24/2023(1)	534	679	31.02	03/24/2033

(1)
The options subject to this award vest and become exercisable in equal quarterly installment on each quarterly anniversary of the grant date for four years, subject to the holder continuing to provide services to the Company through such vesting date.

(2)	These awards represent an inducement grant made outside of the 2019 Incentive Award Plan (the “2019 Plan”) as incentive to Mr. De Silva and Dr. Varghese accepting employment with the Company.
Narrative to 2024 Summary Compensation Table and Additional Narrative Disclosure
2024 Salaries
As of December 31, 2024, Mr. De Silva’s annual base salary was $525,000, Dr. Varghese’s annual base salary was $425,000, and Mr. Portaro’s annual base salary was $300,000.
Terms and Conditions of 2024 Annual Bonuses and Retention Awards – Messrs. De Silva, Varghese and Portaro
With respect to the annual bonus opportunity for Messrs. De Silva, Varghese and Portaro, achievement against the predetermined performance objectives, determined by our Board, directly impacts the annual bonus payout and links the compensation of these NEOs with the overall performance of the Company. These objectives are set forth on the management scorecard established by the Board. For 2024, the management scorecard applicable to Messrs. De Silva, Varghese and Portaro included revenue, gross profit and operating cash flow metrics, product innovation, and operating cost reduction targets. The NEOs are eligible to receive between 80% to 120% of their respective target base bonus, which is determined based on Company performance as measured against the management scorecard. For 2024, Mr. De Silva was eligible for a bonus range with the maximum equal to 90% of his base salary, Dr. Varghese was eligible for a bonus range with a maximum equal to 78% of his base salary, and Mr. Portaro was eligible for a bonus range with a maximum equal to 54% of his base salary. The Board reviews the Company’s actual performance against the metrics established in the management scorecard for the respective year to determine each NEO’s annual cash bonus payout.
The Company was able to meet or exceed many critical metrics during 2024 and continued to execute well against its transformational plan, despite a series of factors, including facing challenging capital market conditions to raise capital, the economic environment impacting our customers, supply challenges and headwinds within the overall medical aesthetic industry during the fiscal year.
In light of these factors, the compensation committee reviewed the meaningful achievements of the Company in fiscal year 2024. The Company was able to exceed each of its gross profit margin target, net debt restructuring target, and cash to financing global sales mix. In addition, the Company achieved its cash preservation initiatives, and completing various strategic initiatives including an international restructure, development and roll-out of a recurring revenue enhancement strategy and completion of various innovation initiatives. Following consideration, the Board, at the recommendation of the compensation committee, approved a discretionary 2024 executive bonus at 80% of management scorecard target.
Based on the Board’s assessment of the Company’s performance, the performance of each of the Messrs. De Silva, Varghese and Portaro, the important achievements described above, and the existence of significant challenges to the business, discretionary cash awards in the amounts of $315,000, $221,000, and $108,000 respectively were awarded for performance in 2024. The Company intends to pay these awards by or before the end of the fourth quarter of fiscal year 2025.
Terms and Conditions of 2024 Transaction Completion Bonuses – Messrs. De Silva, Varghese and Portaro
On February 8, 2024, the Board approved the award of transaction completion bonuses to Messrs. De Silva, Varghese and Portaro (each an “Awardee”) to be paid in accordance with transaction completion bonus award letters (each an “Award Letter”) upon completion of a Strategic Transaction (as defined in the Award Letters, as amended). The Awardees are each eligible to receive a transaction completion bonus that will be paid in the form of cash and/or cash equivalents in the manner and ratio proscribed by the respective Award Letters. The bonus amounts for each Awardee are subject to a range calculated based on the size of the Strategic Transaction. Mr. De Silva’s transaction completion bonus payment ranges from $500,000 to $1,125,000. Dr. Varghese’s transaction completion bonus payment ranged from $320,000 to $720,000. Mr. Portaro’s transaction completion bonus payment ranges from $120,000 to $270,000.
In addition, each bonus payment is contingent upon the satisfaction of certain terms and conditions set forth in the respective Award Letters, including, but not limited to, (a) the successful completion of a Strategic Transaction resulting in a change of control, as determined by the Board, within the time period prescribed in the Award Letters and (b) the Awardee is an active, full-time employee of the Company, in good standing as determined in the reasonable discretion of the Board, on the Payment Date (as defined in the Award Letters, as amended).
Dr. Varghese became ineligible to receive the transaction completion bonus upon his resignation from the Company, effective March 28, 2025.
Terms and Conditions of Employee Arrangements with our NEOs
Employment Agreements
We have employment agreements with each of the NEOs. These agreements set forth the terms and conditions of employment of each NEO, including base salary, initial equity award grants, and standard employee benefit plan participation. Our Board or the compensation committee reviews each NEO’s base salary from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities.
The Company employed Mr. De Silva as Chief Executive Officer, beginning in October 2022 and continues as Chief Executive Officer of the Company currently. Mr. De Silva’s employment agreement effective October 2, 2022, provided for an annual base salary of $525,000 and provided for an undefined term. Per his employment agreement he was eligible to receive a prorated discretionary annual target bonus of 75% of his annual base salary, based upon achievement of annual performance targets and is eligible to receive other customary benefits. Mr. De Silva received an inducement grant of stock options upon commencement of employment in 2022 as included above in Outstanding Equity Awards at 2024 Fiscal Year-End Table. Mr. De Silva’s agreement included a non-competition and non-solicitation clause, which continue for 12 months beyond termination. Pursuant to his agreement, upon a termination of employment by us for Cause, Mr. De Silva would not be eligible to receive any payments from us.
The Company formerly employed Dr. Varghese as President & Chief Business Officer, beginning in October 2022 and was promoted to President & Chief Innovation and Business Officer in February 2023 and to President & Chief Operating Officer of the Company on October 16, 2023. Dr. Varghese resigned from his position of President & Chief Operating Officer effective March 28, 2025. Dr. Varghese’s employment agreement, effective October 17, 2022, as amended on October 16, 2023, provided for an annual salary of $425,000 and provided for an undefined term. Per his employment agreement, he was eligible to receive a prorated discretionary annual target bonus of 65% of his annual base salary, based upon achievement of annual performance targets and is eligible to receive other customary benefits. Dr. Varghese received an inducement grant of stock options upon commencement of employment in 2022 as included above in Outstanding Equity Awards at 2024 Fiscal Year-End Table. Dr. Varghese’s agreement included a non-competition and non-solicitation clause, which continue for 12 months beyond termination. Pursuant to his agreement, upon a termination of employment by us for Cause, Dr. Varghese would not be eligible to receive any payments from us.
The Company employed Mr. Portaro as Vice President, EMEA, beginning May 2021. Mr. Portaro was promoted to President, Global Sales beginning October 2021 and continuing as Executive Vice President & General Manager,

Global Sales & Marketing from February 2023 to February 2025. In February 2025, Mr. Portaro was appointed to the position of Executive Vice President, Commercial Strategy & Head of Venus Hair. Mr. Portaro’s current employment agreement provides for an annual base salary of $300,000 and provides for an undefined term. During fiscal year 2024, Mr. Portaro was eligible to receive a discretionary annual target base bonus of 45% of his annual base salary, based upon achievement of annual performance targets, as well as other customary benefits. In addition, Mr. Portaro was eligible to receive commission at an annual target base of 60% of his annual salary. As part of his employment, Mr. Portaro received an initial grant of stock options upon commencement of his employment in 2021 as included above in Outstanding Equity Awards at 2024 Fiscal Year-End Table. Mr. Portaro’s agreement includes non-competition and non-solicitation clauses, which continue for 12 months following termination. Pursuant to his agreement, upon a termination of employment by us for Cause or Gross Misconduct, Mr. Portaro would not be eligible to receive any payments from us.
Change in Control and Severance Arrangements
Mr. De Silva. Under Mr. De Silva’s employment agreement, in the event his employment is terminated by the Company for any reason other than “Cause” or if Mr. De Silva resigns for “good reason,” as each term is defined in the employment agreement, in either case outside of a Change in Control Period, Mr. De Silva will receive the following: (i) a lump sum payment of twelve months of his then base salary; (ii) a lump sum payment of one time the average of the last two annual bonus payments received prior to termination, and if Mr. De Silva has not been employed for two years, then this amount shall be Mr. De Silva’s target bonus for the year of termination date (iii) a lump sum payment of the prorated annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of his termination date; and (iii) continued participation in group benefits plans, for twelve months.
Under Mr. De Silva’s employment agreement, in the event his employment is terminated by the Company for any reason other than “Cause” or if Mr. De Silva resigns for “good reason” during a Change in Control Period, as determined in the employment agreement, Mr. De Silva will receive the following: (i) a lump sum payment of twenty-four months of his then base salary; (ii) a lump sum payment of two times the average of the last two annual bonus payments received prior to termination, and if Mr. De Silva has not been employed for two years, then this amount shall be two times Mr. De Silva’s target bonus for the year of termination date; (iii) a lump sum payment of the prorated annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of his termination date; (iv) continued participation in group benefits plans, for twenty-four months (iv) his outstanding equity award, including and without limitation, each stock option and restricted stock award held by him shall automatically vest and if applicable become exercisable and any forfeiture or rights of repurchase thereon shall immediately lapse with respect to all of the then-unvested shares.
Dr. Varghese. Under Dr. Varghese’s employment agreement, in the event his employment was terminated by the Company for any reason other than “Cause” or if Mr. Varghese resigned for “good reason,” as each term is defined in the employment agreement, in either case outside of a Change in Control Period, Dr. Varghese would have received the following: (i) a lump sum payment of nine months of his then base salary; (ii) a lump sum payment equal to 75% of the average of the last two annual bonus payments received prior to termination and if Dr. Varghese had not been employed for two years, then this amount shall have been two times Dr. Varghese’s target bonus for the year of termination date; (iii) a lump sum payment of the prorated annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of his termination date; and (iii) continued participation in group benefits plans, for nine months.
Under Dr. Varghese’s employment agreement, in the event his employment was terminated by the Company for any reason other than “Cause” or if Dr. Varghese resigned for “good reason” during a Change in Control Period, as determined in the employment agreement, Dr. Varghese would have received the following: (i) a lump sum payment of eighteen months of his then base salary; (ii) a lump sum payment of one and one-half times the average of the last two annual bonus payments received prior to termination, and if Dr. Varghese had not been employed for two years, then this amount shall have been one and one-half times Dr. Varghese’s target bonus for the year of termination date; (iii) a lump sum payment of the prorated annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of his termination date; (iv) continued participation in group benefits plans, for eighteen months (v) his outstanding equity award, including and without limitation, each stock option and restricted stock award held by him shall have automatically vested and if applicable become exercisable and any forfeiture or rights of repurchase thereon shall have immediately lapsed with respect to all of the then-unvested shares.

Mr. Portaro. Under Mr. Portaro’s employment agreement, in the event his employment is terminated by the Company for any reason other than “Cause” and outside of a Change in Control Period, Mr. Portaro will receive the following: (i) a lump sum payment of six months of his then base salary; (ii) a lump sum payment of the prorated annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of his termination date; (iii) continued participation in group benefits plans, commencing on the termination date through to the earlier of (a) the last day of the sixth calendar month following the date of termination; and (b) the date Mr. Portaro becomes eligible for similar coverage under another employer’s plan.
Under Mr. Portaro’s employment agreement, in the event his employment is terminated by the Company for any reason other than “cause” during a Change of Control Period, Mr. Portaro will receive the following: (i) a lump sum payment of nine months of his then base salary; (ii) a prorated annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of his termination date; (iii) continued participation in group benefits plans, commencing on the termination date through to the earlier of (a) the last day of the ninth calendar month following the date of termination and (b) the date Mr. Portaro becomes eligible for similar coverage under another employer’s plan; and (iv) his outstanding equity award, including and without limitation, each stock option and restricted stock award held by him shall automatically vest and if applicable become exercisable and any forfeiture or rights of repurchase thereon shall immediately lapse with respect to all of the then-unvested shares.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
In response to Item 402(x)(1) of Regulation S-K, while we do not have a formal written policy in place with regard to the timing of awards of stock options, stock appreciation rights or similar option-like instruments in relation to the disclosure of material nonpublic information, our Board and the compensation committee do not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
Clawback Policy
Our Incentive Compensation Recovery Policy (the “Clawback Policy”) complies with SEC rules and related Nasdaq listing standards by mandating recovery of incentive-based compensation if it is determined that an accounting restatement is required due to our material noncompliance with any financial reporting requirements under the federal securities laws. The Company will recoup incentive-based compensation received by “Executive Officers” (as defined in the Clawback Policy) during the three fiscal years prior to such determination, to the extent those amounts would not have been received based on the restated financial statements.

Pay Versus Performance
Pay Versus Performance Table
The following table presents, for each of the three most recent fiscal years:
•	total compensation, as calculated in the Summary Compensation Table, for our CEO and an average for our other NEOs;
•	compensation actually paid (“CAP”) to the NEOs, an SEC prescribed calculation which adjusts total compensation for the items described below and which does not equate to realized compensation;
•	our cumulative total stockholder return (“TSR”) since the last trading day before the earliest year presented; and
•	our net income.
This section should be read in conjunction with the Compensation Discussion and Analysis, which includes additional discussion of the objectives of our executive compensation program and how they are aligned with the Company’s financial performance.

Year	Summary Compensation Table Total for Domenic Serafino (Former CEO)(1)	Compensation Actually Paid to Domenic Serafino (Former CEO)(2)	Summary Compensation Table Total for Rajiv De Silva (Current CEO)	Compensation Actually Paid to Rajiv De Silva (Current CEO)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs	Value of Initial Fixed $100 Investment Based on Total Stockholder Return(4)	Net Loss
								Dollars in thousands
2024			$842,625	$788,400	$580,117	$566,604	$1.45	(46,971)
2023	—	—	$842,625	$491,718	$592,336	$511,688	$4.50	(37,050)
2022	$765,187	$513,274	$898,655	$710,885	$586,398	$384,940	$18.50	(43,584)

(1)
For details regarding Mr. Serafino’s total compensation during 2022 and 2021, please refer to the Summary Compensation Table section and related disclosure contained in the Company’s definitive proxy statement filed with the SEC on April 10, 2023.

(2)
For details regarding Mr. Serafino’s total compensation during 2022 and 2021, please refer to the Pay Versus Performance section and related disclosure contained in the Company’s definitive proxy statement filed with the SEC on April 10, 2023.

(3)
The fiscal year 2021 figure is an average of the summary compensation table totals for Domenic Della Penna, Executive Vice President & Chief Financial Officer and Soeren Maor Sinay, former Chief Operations Officer of the Company; the fiscal year 2022 figure is an average of the summary compensation table totals for Domenic Della Penna, Executive Vice President & Chief Financial Officer and Ross Portaro, Executive Vice President & General Manager, Global Sales & Marketing; the fiscal year 2023 figure is an average of the summary compensation table totals for Dr. Hemanth Varghese, President and Chief Operating Officer and Ross Portaro, Executive Vice President & General Manager, Global Sales & Marketing; the fiscal year 2024 figure is an average of the summary compensation table totals for Dr. Hemanth Varghese, former President and Chief Operating Officer and Ross Portaro, Executive Vice President & General Manager, Global Sales & Marketing.

(4)
Our cumulative TSR is based on a fixed investment of one hundred dollars in our common stock measured from the market close on December 31, 2021 (the last trading day of 2021) through and including the end of the fiscal year for each year reported in the table, and reinvestment of all dividends during such period.

To calculate CAP to our former and current Chief Executive Officer and the average CAP to the other NEOs, the following amounts were deducted from and added to total compensation, as depicted in the Summary Compensation Table:

		Deductions	Additions
Year	Summary Compensation Total ($)	Amounts Reported in the Summary Compensation Table for Stock Awards and Stock Options Awards ($)	Fair Value of Stock Awards as Determined in Accordance with the SEC’s CAP Methodology ($)	Compensation Actually Paid ($)
Rajiv De Silva
2024	842,625	—	-54,225(1)	788,400
2023	842,625	—	-350,907(2)	491,718
2022	898,655	684,090	496,320(3)	710,885

		Deductions	Additions
Year	Summary Compensation Total ($)	Amounts Reported in the Summary Compensation Table for Stock Awards and Stock Options Awards ($)	Fair Value of Stock Awards as Determined in Accordance with the SEC’s CAP Methodology ($)	Compensation Actually Paid ($)
Average for Other NEOs
2024	580,117	—	-13,513(4)	566,604
2023	592,336	8,691	-71,957(5)	511,688
2022	586,398	117,974	-83,484(6)	384,940

(1)
Mr. De Silva’s 2024 add back adjustment is the sum of (i) the fair value of all unvested and outstanding awards granted in 2024 as of December 31, 2024 ($0), (ii) the change in fair value of all unvested and outstanding options issued prior to 2024 with the change measured from December 31, 2023 to December 31, 2024 (-$42,381), (iii) the fair value of awards granted and vested in 2024 ($0), and (iv) the change in fair value of awards vested in 2024 but issued in a prior year with the change measured from December 31, 2023 to the vesting date (-$11,844).

(2)
Mr. De Silva’s 2023 add back adjustment is the sum of (i) the fair value of all unvested and outstanding awards granted in 2023 as of December 31, 2023 ($0), (ii) the change in fair value of all unvested and outstanding options issued prior to 2023 with the change measured from December 31, 2022 to December 31, 2023 (-$278,784), (iii) the fair value of awards granted and vested in 2023 ($0), and (iv) the change in fair value of awards vested in 2023 but issued in a prior year with the change measured from December 31, 2022 to the vesting date (-$72,123).

(3)
Mr. De Silva’s 2022 add back adjustment is the sum of (i) the fair value of all unvested and outstanding awards granted in 2022 as of December 31, 2022 ($496,320), (ii) the change in fair value of all unvested and outstanding options issued prior to 2022 with the change measured from December 31, 2021 to December 31, 2022 ($0), (iii) the fair value of awards granted and vested in 2022 ($0), and (iv) the change in fair value of awards vested in 2022 but issued in a prior year with the change measured from December 31, 2021 to the vesting date ($0).

(4)
The add back adjustment for the 2024 Other NEOs (Mr. Varghese and Mr. Portaro) is the sum of (i) the average fair value of all unvested and outstanding awards granted in 2024 to the 2024 Other NEOs as of December 31, 2024 ($0), (ii) the average change in fair value of all unvested and outstanding options issued to the 2024 Other NEOs prior to 2024 with the change measured from December 31, 2023 to December 31, 2024 (-$10,211), (iii) the average fair value of awards granted to the 2024 Other NEOs and vested in 2024 ($0), and (iv) the average change in fair value of awards vested in 2024 but issued in a prior year to the 2024 Other NEOs with the change measured from December 31, 2023 to the vesting date (-$3,302).

(5)
The add back adjustment for the 2023 Other NEOs (Mr. Varghese and Mr. Portaro) is the sum of (i) the average fair value of all unvested and outstanding awards granted in 2023 to the 2023 Other NEOs as of December 31, 2023 ($3,067), (ii) the average change in fair value of all unvested and outstanding options issued to the 2023 Other NEOs prior to 2023 with the change measured from December 31, 2022 to December 31, 2023 (-$60,683), (iii) the average fair value of awards granted to the 2023 Other NEOs and vested in 2023 ($1,016), and (iv) the average change in fair value of awards vested in 2023 but issued in a prior year to the 2023 Other NEOs with the change measured from December 31, 2022 to the vesting date (-$15,357).

(6)
The add back adjustment for the 2022 Other NEOs (Mr. Della Penna and Mr. Portaro) is the sum of (i) the average fair value of all unvested and outstanding awards granted in 2022 to the 2022 Other NEOs as of December 31, 2022 ($47,776), (ii) the average change in fair value of all unvested and outstanding options issued to the 2022 Other NEOs prior to 2022 with the change measured from December 31, 2021 to December 31, 2022 (-$100,108), (iii) the average fair value of awards granted to the 2022 Other NEOs and vested in 2022 ($3,349), and (iv) the average change in fair value of awards vested in 2022 but issued in a prior year to the 2022 Other NEOs with the change measured from December 31, 2021 to the vesting date (-$34,501).

The fair value of stock awards includes the value of RSU awards. The measurement date fair value of the RSUs was determined based on the market price of the Company’s common stock on the measurement date. The fair value of options granted is calculated in accordance with ASC Topic 718, utilizing the Black-Scholes model for the applicable measurement dates.

Compensation Actually Paid versus Company Performance
The graphs below depict the relationship between our net income (loss) and cumulative TSR, in each case, as presented in the pay versus performance table above and the aggregate CAP to our current and former CEO and, on average, to our other NEOs, for each of the three most recent fiscal years.

Compensation Actually Paid ($) vs Net Income
$1.5
$0.8
$0.0
-$0.8
-$1.5
CAP (in millions)
$40.0
$25.0
$10.0
-$5.0
-$20.0
-$35.0
-$50.0
Net Loss (in millions)
$1.224
$0.385
$0.492
$0.512
$0.788
$0.567
2022
2023
2024
-$43.584
-$37.050
-$46.971
CEO CAP1
Average Other NEO CAP
Net Loss

(1)
Fiscal year 2022 represents an aggregate of CAP to Mr. Serafino and Mr. De Silva, inclusive of certain separation payments made to Mr. Serafino and certain inducements provided to Mr. De Silva as an incentive to accept employment with the Company.

Compensation Actually Paid ($) vs Total Stockholder Return
$1.5
$0.8
$0.0
-$0.8
-$1.5
CAP (in millions)
100.0%
50.0%
0.0%
-50.0%
-100.0%
TSR
$1.224
$0.385
$0.492
$0.512
$0.788
$0.567
2022
2023
2024
-81.2%
-95.4%
-98.5%
CEO CAP[1]
Average Other NEO CAP
TSR

(1)
Fiscal year 2022 represents an aggregate of CAP to Mr. Serafino and Mr. De Silva, inclusive of certain separation payments made to Mr. Serafino and certain inducements provided to Mr. De Silva as an incentive to accept employment with the Company.

Over the course of the last three fiscal years, we have experienced a notable decline in the price of our stock as traded publicly on the Nasdaq Capital Market Exchange. While the Company did meet a number of significant commercial milestones during the last three fiscal years and successfully navigated through the COVID-19 pandemic, persisting adverse financing and interest rate environment, inflationary pressure, sector specific headwinds and macroeconomic uncertainty while executing on its transformative restructuring plan, the Company’s overall performance and financial condition has fallen short of expectation over the last three fiscal years. The aggregate CAP to our former and current CEO in 2022 includes certain consideration paid to Mr. Serafino in connection with his separation from the Company, and certain inducements provided to Mr. De Silva as incentive to accepting employment with the Company. Viewed individually, the CAP of Mr. Serafino and Mr. De Silva for fiscal year 2022 were each less than their respective Summary Compensation Table totals in fiscal year 2022.
In fiscal year 2023, the Company was able to achieve numerous milestones while executing on its restructuring plan, which resulted in operational efficiencies, including a significant decrease in operating expense, and a fifteen percent (15%) increase in net income year over year. Despite the achievement of these and other key metrics, the price of our stock continued to decline over the course of fiscal year 2023. The year over year decrease in CEO CAP from fiscal year 2022 to 2023 corresponds to the trends in the Company’s financial performance as measured by our cumulative TSR, as Mr. De Silva’s CAP for fiscal year 2023 is approximately forty two percent (42%) less than his Summary Compensation Table total for fiscal year 2023.
In fiscal year 2024, the Company was again able to achieve numerous milestones while executing on its restructuring plan, which resulted in operational efficiencies, including a fourteen percent (14%) decrease in cash used in operations year over year and a forty seven percent (47%) reduction in outstanding debt. Despite the achievement of these and other key metrics, the price of our stock continued to decline over the course of fiscal year 2024. While CEO CAP increased from fiscal year 2023 to 2024, Mr. De Silva’s Summary Compensation Table total remained flat year-over-year. When considering CEO CAP fiscal year 2024 in relation to the Company’s financial performance as measured by cumulative TSR, the main driver of divergence in trends is the lack of stock and/or options awards in fiscal year 2024, which limited deductions for the year. Mr. De Silva’s CAP for fiscal year 2024 is approximately six and one half percent (6.5%) less than his Summary Compensation Table total for fiscal year 2024 which generally corresponds to the Company’s financial performance as measured by our cumulative TSR. Further, Mr. De Silva’s CEO CAP from fiscal years 2022 and 2024 are relatively flat, which corresponds to trends in the Company’s financial performance as measured by net income for those fiscal years.
While the aggregate CAP to our non-CEO NEOs in fiscal years 2023 and 2024 represent year over year increase, the average Summary Compensation Tables totals paid to non-CEO NEOs remain relatively flat year-over-year and CAP to non-CEO NEOs correlates to trends in net income. When considering aggregate CAP to non-CEO NEOs in fiscal years 2023 and 2024 in relation to the Company’s financial performance as measured by cumulative TSR, the main driver of divergence in trends is the substantial decrease in stock and/or options awards year-over-year (average $117,974 in fiscal year 2022; average $8,691 in fiscal year 2023; average $0 in fiscal year 2024), which limited deductions for the year. Further, TSR decline was substantially less from fiscal year 2022 to fiscal year 2023 and less still from 2023 to 2024. Assuming stock and/or options awards had been granted in amounts similar to those awarded in 2022, CAP to our non-CEO NEOs in fiscal year 2023 and 2024 would be relatively flat year-over-year and more correlated to the trends in the Company’s financial performance as measured by our cumulative TSR.

Equity Compensation Plan Information
The following table provides certain information as of December 31, 2024, with respect to all of our equity compensation plans in effect on that date.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the Column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)(2)(3)	51,325	$188.93	25,939(4)
Equity Compensation Plans Not Approved by Stockholders	38,000(5)	$197.74	3,155
Total	89,325	$192.68	29,094

(1)	Consists of the 2019 Plan, the 2017 Employee Stock Purchase Plan (the “ESPP”), the 2015 Equity Incentive Plan and the 2005 Equity Incentive Plan, as amended.
(2)
The 2019 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year from 2020 and ending in 2029 equal to the lesser of (A) four percent (4%) of the shares of stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board.

(3)
The ESPP contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance under such plan shall be increased on the first day of each year beginning in 2018 and ending in 2027 equal to the lesser of (A) one percent (1%) of the shares of stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board.

(4)
All of which, subject to limitations for incentive stock options, may be granted as options, stock appreciation rights, restricted stock awards, RSU awards, performance stock awards, performance unit awards, other stock or cash-based awards or dividend equivalent awards.

(5)
Relates to the 2010 Plan, which was assumed by the Company at the time of the Merger. The 2010 Plan provides for the participation of persons employed by Venus Concept Ltd. or its affiliates, including directors or officers, and any consultant, adviser, service provider, controlling stockholder of Venus Concept Ltd. or its affiliates or a non-employee. The 2010 Plan allows for options to be granted, including Section 102 Options under the Israeli Income Tax Ordinance [New Version] 1961. Also includes an aggregate of 26,668 options issued to Mr. De Silva and Mr. Hemanth Varghese as inducement grants made outside of the 2019 Plan as an incentive to accept employment with the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information as to the beneficial ownership of our common stock as of April 28, 2025, for:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each NEO;
•	each of our directors; and
•	all executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock (i) subject to options and/or warrants that are currently exercisable or exercisable within 60 days of April 28, 2025 or (ii) convertible from other classes of our nonvoting securities within 60 days of April 28, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the options and/or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
The percentage of shares beneficially owned is computed on the basis of 1,424,403 shares of our common stock deemed to be outstanding as of April 28, 2025. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G and other beneficial ownership reports, if any, filed with the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Venus Concept Inc., 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8.

Name of Beneficial Owner	Common Stock	Securities Exercisable within 60 days	Amount and Nature of Beneficial Ownership	Percent of Class
5% or Greater Stockholder (other than directors and executive officers)
EW Healthcare Partners, L.P. and related investment entities(1)	461,124	38	461,162	25.81%
Madryn Asset Management and related investment entities(2)	141,755	—	141,755	9.11%
Named Executive Officers, Executive Officers and Directors:
Rajiv De Silva(3)	20,082	—	20,082	1.40%
Domenic Della Penna(4)	5,597	232	5,829	*
Ross Portaro(5)	3,692	230	3,922	*
Hemanth Varghese(6)	5,683	—	5,683	*
Anna Georgiadis(7)	2,512	145	2,657	*
Michael Mandarello(8)	2,178	158	2,336	*
Kirk Gunhus(9)	2,232	55	2,287	*
Melissa Kang	—	—	—	—
Scott Barry(1)(10)	461,124	38	461,162	25.81%
Louise Lacchin(11)	839	38	877	*
Fritz LaPorte(12)	977	47	1,024	*
Tony Natale(13)	890	47	937	*
Keith Sullivan(14)	1,411	38	1,449	*
Stanley Tyler Hollmig(15)	2,100	38	2,138	*
Directors and officers as a group (14 Individuals)	509,317	1,066	510,383	28.04%

*	Less than 1.0%.

(1)
Represents (i) 95,188 shares of common stock and 1,835,065 preferred shares (convertible to 182,669 shares of common stock) held by EW Healthcare Partners, L.P., or EWHP, (ii) 3,830 shares of common stock and 73,830 preferred shares (convertible to 7,352 shares of common stock) held by EW Healthcare Partners-A, L.P., or EWHP-A, (iii) 164,707 shares of common stock issuable upon conversion of convertible notes held by EWHP, (iv) 6,627 shares of common stock issuable upon conversion of convertible notes held by EWHP-A and (v) 751 stock options held by EWHP that were fully vested as of April 28, 2025, each of which have the sole voting and investment power with respect to their respective shares of common stock. The shares of common stock shown to be beneficially owned excludes (a) 271,921 EW shares of common stock issuable upon conversion of preferred stock held by EWHP, and (b) 10,940 shares of common stock issuable upon conversion of preferred stock held by EWHP-A, as such conversions cannot occur within 60 days after April 28, 2025 due to limitations on convertibility imposed by the rules and regulations of the Nasdaq Capital Market. Essex Fund IX GP, the general partner of EWHP and EWHP-A, may also be deemed to have sole voting and investment power with respect to such shares of common stock. Essex Fund IX GP disclaims beneficial ownership of such shares of common stock except to the extent of its pecuniary interest therein. Essex IX General Partner, the General Partner of Essex Fund IX GP, may also be deemed to have sole voting and investment power with respect to such shares of common stock. Essex IX General Partner disclaims beneficial ownership of such shares of common stock except to the extent of its pecuniary interest therein. Martin P. Sutter, Scott Barry, Ronald W. Eastman, an individual, Petri Vainio and Steve Wiggins are each a manager and collectively the managers of Essex IX General Partner. Each of the managers may be deemed to exercise shared voting and investment power with respect to such shares. Each manager disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. Scott Barry is a member of the Board. As of April 28, 2025, 38 stock options will vest within 60 days of April 28, 2025. The principal address of EWHP, EWHP-A, Essex IX FUND GP, Essex IX General Partner and each of the Managers is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.

(2)
Represents (i) 3,769 shares of common stock held by Madryn Health Partners, LP, referred to herein as “MHP” (ii) 404 shares of common stock issuable upon the exercise of warrants held by MHP, (iii) 4,726 shares of common stock issuable upon the exercise of Series X preferred stock and 19,699 shares of common stock issuable upon the exercise of Series Y preferred stock held by MHP, (iv) 23,848 shares of common stock issuable upon the conversion of convertible notes held by MHP (v) 6,417 shares of common stock held by Madryn Health Partners (Cayman Master), LP, referred to herein as “MHP-C,” (vi) 688 shares of common stock issuable upon the exercise of warrants held by MHP-C, and (vii) 8,049 shares of common stock issuable upon the exercise of Series X preferred stock and 33,549 shares of common stock issuable upon the exercise of Series Y preferred stock held by MHP-C, and (viii) 40,606 shares of common stock issuable upon the conversion of convertible notes held by MHP-C. The shares of common stock shown to be beneficially owned excludes (a) 95,847 shares of common stock issuable upon conversion of Series X preferred stock, and 3,881,717 shares of common stock issuable upon conversion of Series Y preferred stock held by MHP, and (b) 163,197 shares of common stock issuable upon conversion of Series X preferred stock, and 6,609,392 shares of common stock issuable upon conversion of Series Y preferred stock held by MHP-C, as such conversions cannot occur within 60 days after April 28, 2025 due to limitations on convertibility imposed by the rules and regulations of the Nasdaq Capital Market. Each of MHP and MHP-C have sole voting and investment power with respect to such respective shares of common stock. Madryn Health Advisors, LP, referred to herein as “MHA” the general partner of MHP and MHP-C, may also be deemed to have sole voting and investment power with respect to such shares of common stock. Madryn Asset Management, L.P., referred to herein as “MAM”, the investment advisor of MHP and MHP-C, may also be deemed to have sole voting and investment power with respect to such shares of common stock. The principal address of MHP, MHP-C, MHA, MAM and each of the above-referenced individuals is c/o Madryn Asset Management, L.P., 330 Madison Avenue – Floor 33, New York, NY 10017.

(3)	Represents 7,576 shares of common stock and 12,506 stock options which were fully vested and no stock options which will vest within 60 days of April 28, 2025.
(4)	Represents 918 shares, and 4,679 stock options which were fully vested and 232 stock options which will vest within 60 days of April 28, 2025.
(5)	Represents 812 shares, and 2,880 stock options which were fully vested and 230 stock options which will vest within 60 days of April 28, 2025.
(6)	Represents 1,516 shares of common stock and 4,167 stock options which were fully vested and no stock options which will vest within 60 days of April 28, 2025.
(7)	Represents 157 shares of common stock, 2,355 stock options that were fully vested and 145 stock options that will vest within 60 days of April 28, 2025.
(8)	Represents 136 shares of common stock, 2,042 stock options that were fully vested and 158 stock options that will vest within 60 days of April 28, 2025.
(9)	Represents 1,637 shares of common stock, 595 stock options that were fully vested and 55 stock options that will vest within 60 days of April 28, 2025.
(10)	As of April 28, 2025, 751 stock options were fully vested and 38 stock options will vest within 60 days of April 28, 2025.
(11)	As of April 28, 2025, 839 stock options were fully vested and 38 additional stock options will vest within 60 days of April 28, 2025.
(12)	As of April 28, 2025, 977 stock options were fully vested and 47 additional stock options will vest within 60 days of April 28, 2025.
(13)	Represents 890 stock options which were fully vested as of April 28, 2025 and 47 additional stock options will vest within 60 days of April 28, 2025.
(14)	Represents 753 shares, 658 stock options which were fully vested and 38 additional stock options that will vest within 60 days of April 28, 2025.
(15)	Represents 1,758 shares, 342 stock options which were fully vested and 38 additional stock options which will vest within 60 days of April 28, 2025.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, except as described below, the Company believes that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2024.
ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Venus Concept stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker or (2) direct your written request to: Chief Legal Officer, 235 Yorkland Blvd. Suite 900, Toronto, Ontario M2J 4Y8. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker or the Company, as applicable. In addition, we will promptly deliver, upon written or oral request to Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, a separate copy of the Annual Report, Proxy Statement, Proxy Card or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Incorporation by Reference
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act, which might incorporate future filings made by us under those statutes, the Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties.
If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2024 with the SEC. It is available free of charge on the SEC’s website at www.sec.gov and on our website at http:// ir.venusconcept.com. Upon written request by a Venus Concept stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Chief Legal Officer, 235 Yorkland Blvd. Suite 900, Toronto, Ontario M2J 4Y8.

By Order of the Board of Directors

Rajiv De Silva
Chief Executive Officer

April 30, 2025

VENUS

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Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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V74944-P32522

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VENUS CONCEPT INC. (the "Company")

The Board of Directors recommends you vote FOR proposal 1:

	For All	Withhold All	For All Except
1. Election of Class II directors to the Company's Board of Directors for a term of three (3) years.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Louise Lacchin
02) Anthony Natale, M.D.
03) Stanley Tyler Hollmig, M.D.

The Board of Directors recommends you vote FOR proposal 2:

The Board of Directors recommends you vote FOR proposal 3:

	For	Against	Abstain
3. To approve the issuance of up to 10,554,354 shares of common stock of the Company upon conversion of the 1,159,880 shares of Series Y Preferred Stock.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4:

The Board of Directors recommends you vote FOR proposal 5:

The Board of Directors recommends you vote FOR proposal 6:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Proxy Statement and Annual Report are available at www.proxyvote.com.

V74945-P32522

VENUS CONCEPT INC.
Annual and Special Meeting of Stockholders
June 25, 2025 8:00 AM, Eastern Daylight Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Rajiv De Silva and Domenic Della Penna, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of VENUS CONCEPT INC. that the stockholder(s) is/are entitled to vote at the Annual and Special Meeting of Stockholders to be held at 8:00 AM Eastern Daylight Time on June 25, 2025, via the Internet at www.virtualshareholdermeeting.com/VERO2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side